Exhibit 99.4

                        MORTGAGE LOAN PURCHASE AGREEMENT
                                (NCB, FSB LOANS)

            Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 1, 2007, between NCB, FSB (the "Seller"), and Morgan Stanley Capital I Inc. (the "Purchaser").

            The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2007, between the Purchaser, as depositor, Wells Fargo Bank, N.A. as General Master Servicer, LNR Partners, Inc., as General Special Servicer, NCB, FSB, as NCB Master Servicer, National Consumer Cooperative Bank, as Co-op Special Servicer and U.S. Bank National Association, as Trustee, Paying Agent and Certificate Registrar. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            The Class A-1, Class A-1A, Class A-2, Class A-3, Class A-4, Class A-M and Class A-J Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Natixis Securities North America Inc. (formerly IXIS Securities North America Inc.), Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Capital Markets, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated March 22, 2007 (the "Underwriting Agreement"), and the Class X, Class X-Y, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class EI, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated March 22, 2007 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated February 6, 2007, as supplemented by a Prospectus Supplement dated March 22, 2007 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of March 22, 2007 (the "Memorandum").

            In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to each Mortgage Loan is such Mortgage Loan's Due Date in the month of March 2007. The Mortgage Loans and the Other Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $196,684,571. The sale of the Mortgage Loans shall take place on March 29, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price on
Exhibit 3 hereto. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

            On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

            Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller, in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of the Closing Date. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to or on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan and on or prior to the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 5 in favor of the Trustee, the applicable Master Servicer and the applicable Special Servicer to empower the Trustee, the applicable Master Servicer and, in the event of the failure or incapacity of the Trustee and the applicable Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The Seller agrees to reasonably cooperate with the Trustee, the applicable Master Servicer and the applicable Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Trustee shall submit such documents for recording, at the Seller's expense, after the periods set forth above; provided, however, the Trustee shall not submit such assignments for recording if the Seller produces evidence that it has sent any such assignment for recording and certifies that the Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to or on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions and additional time periods as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

            All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by or on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

            (a) The original Mortgage Note bearing all intervening endorsements, endorsed in blank or endorsed "Pay to the order of U.S. Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

            (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company, Seller, or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

            (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by the Seller together with
(i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

            (d) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "U.S. Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13";

            (e) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

            (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company, Seller, or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such Assignment of Leases has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in favor of "U.S. Bank National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13," which assignment may be effected in the related Assignment of Mortgage;

            (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

            (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within 180 days of the Closing Date;

            (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with a Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan;

            (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

            (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

            (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to the Trustee on behalf of the Trust with a copy to be held by the Primary Servicer (or the Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by the applicable Primary Servicer (or the Master Servicer) on behalf of the Trustee, with a copy to be held by the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement (it being understood that the Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Trustee) and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the applicable Primary Servicer (or Master Servicer) shall be held in its capacity as agent of the Trust, and if the applicable Primary Servicer (or Master Servicer) sells its rights to service the applicable Mortgage Loan, the applicable Primary Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of the Special Servicer to such party as the Special Servicer may instruct, in each case, at the expense of the applicable Primary Servicer (or Master Servicer). The applicable Primary Servicer (or Master Servicer) has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

            (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

            (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000;

            (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

            (p) A copy of any affidavit and indemnification agreement in favor of the lender;

            (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents;

            "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer or any Assistant Treasurer.

            The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (e) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90-day period, but the Seller delivers a photocopy thereof (to the extent available, certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording or, if such certification is not available, together with an Officer's Certificate of the Seller stating that such document has been sent to the appropriate public recording official for recordation), to the Trustee within such 90-day period, the Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

            The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

            Within 45 days following the Closing Date, the Seller shall deliver and the Purchaser, the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses
(d) and (f)(ii) above (with recording information in blank if such information is not yet available). Within 15 days following the Closing Date, the Seller shall deliver and the Purchaser, the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

            As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to the Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is thirty (30) days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the Master Servicer or the applicable Primary Servicer, the Seller will draw on such letter of credit as directed by the Master Servicer or such Primary Servicer in such notice to the extent the Seller has the right to do so.

            Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to or at the direction of the Master Servicer, on behalf of the Purchaser, on or prior to the 75th day after the Closing Date, in accordance with the Primary Servicing Agreement, if applicable.

            The Servicing File shall include, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, attorney-client privileged communications, internal correspondence or credit analysis. Delivery of any of the foregoing documents to the Primary Servicer shall be deemed a delivery to the Master Servicer and satisfy Seller's obligations under this sub-paragraph. Each of the foregoing items shall be delivered by the Seller in electronic form, to the extent such document is available in such form and such form is reasonably acceptable to the Master Servicer.

            Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Trustee or the Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

            (i) this Agreement shall be deemed to be a security agreement; and

            (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                  (B) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (C) All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

            The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

            Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

            The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

            Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at the Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

            On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within 45 days after the Closing Date, the Seller shall provide the Master Servicer or Primary Servicer, if applicable, with any additional information identified by the Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

            The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

            The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

            Section 4. Representations and Warranties of the Seller and the Purchaser.

            (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

            (i) The Seller is duly organized and is validly existing as a federal savings bank in good standing under the laws of the United States of America. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by
      (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser,
      (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's articles of organization or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

            (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser.

            (vii) To the Seller's knowledge, the Loan Seller Information (as defined in that certain indemnification agreement, dated as of March 22, 2007, between the Seller, the Purchaser, the Underwriters and the Initial Purchaser (the "Indemnification Agreement")) contained in the Disclosure Information (as defined in the Indemnification Agreement), the Memorandum and the Prospectus Supplement (i) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (other than the Memorandum) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Indemnification Agreement).

            To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

            Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

            (b) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

            (i) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

            (ii) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

            (iv) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

            (v) The Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

            (vi) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

            To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

            Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

            Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

            (a) It is hereby acknowledged that the Seller shall make for the benefit of the Trustee on behalf of the holders of the Certificates, whether directly or by way of the Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

            (b) It is hereby further acknowledged that if any document required to be delivered to the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or (ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify, in writing, the other party; provided that any breach of the representation and warranty contained in paragraph (38) of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business
Days) upon becoming aware of any such Material Document Defect or Material Breach, the Master Servicer shall, and the Special Servicer may, request that the Seller, not later than 90 days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial 90-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein.

            The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material aspects within the above cure periods, the Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date, at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, such repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the breach or defect. The Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

            If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans (without regard to this paragraph), then the applicable document defect or breach (as the case may
be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is equal to the greater of (x) the debt service coverage ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and (y) 75%. The determination of the Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to the Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan will not result in an Adverse REMIC Event.

            With respect to any Mortgage Loan that is cross-defaulted and/or cross-collateralized with any other Mortgage Loan conveyed hereunder, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Mortgage Loan that is cross-collateralized and/or cross-defaulted (each, a "Cross-Collateralized Loan") with such Repurchased Loan, the Seller and the Purchaser hereby agree to modify, upon such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any related Crossed-Collateralized Loans held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agreed that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all related Crossed-Collateralized Loans. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

            Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (i) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (ii) the absence from the Mortgage File of the item called for by paragraph (b) of the definition of Mortgage File; or (iii) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, the Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon the Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

            If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the applicable Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5,
Section 9.12, Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the Master Servicer or Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

            The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

            Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 41 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

            The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the applicable Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 37 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

            (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the applicable Special Servicer on its behalf) shall give written notice within three Business Days to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

            (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

            Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 9:00 a.m., New York time, on the Closing Date.

            The obligation of the Seller and the Purchaser to close shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date:

            (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on Exhibit 2 to this Agreement) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date.

            (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

            (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

            (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Loan Seller Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

            (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

            (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement, and neither the Underwriters nor the Initial Purchaser shall have suspended, delayed or otherwise cancelled the Closing Date.

            (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

            Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            Section 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller.

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

            (c) True, complete and correct copies of the Seller's articles of organization and by-laws.

            (d) A certificate of existence for the Seller from the Office of Thrift Supervision dated not earlier than 30 days prior to the Closing Date.

            (e) A certificate of the Secretary, Assistant Secretary or Vice President of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            (f) An opinion of counsel to the Seller, dated the Closing Date, substantially in the form of Exhibit 6, attached hereto.

            (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

            (h) A letter from Deloitte & Touche LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

            (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of the Purchaser dated not earlier than 30 days prior to the Closing Date.

            (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            (l) An executed Bill of Sale in the form attached hereto as Exhibit
4.

            Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated March 1, 2007.

            Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon notice from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Andrew Berman, with a copy to Michelle Wilke (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at NCB, FSB, 1725 Eye Street, N.W., Washington, D.C. 20006, Attention: Kathleen Luzik.

            Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

            Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) each Underwriter shall be a third party beneficiary of the Seller's representations and warranties set forth in Section 4(a)(vii) and (b) the rights and obligations of the Purchaser pursuant to Sections 2, 4(a) (other than clause (vii)), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

            Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

            Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                          NCB, FSB

                                          By:  /s/ Mindy Goldstein
                                             -----------------------------------
                                               Name:  Mindy Goldstein
                                               Title:  Senior Vice President

                                          MORGAN STANLEY CAPITAL I INC.

                                          By:  /s/ Anthony Sfarra
                                             -----------------------------------
                                               Name:  Anthony Sfarra
                                               Title:  Vice President

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

DISCLAIMER

Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated March 22, 2007, and accompanying Prospectus dated February 6, 2007 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus relating to the Commercial Mortgage Pass-Through Certificates Series 2007-IQ13 (the "Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix II labeled "Certain Characteristics of the Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS


Mortgage                                       Mortgage
Loan No.   CMSA Loan No.   CMSA Property No.   Loan Seller(1)   Property Name(2)                     Loan Group
--------   -------------   -----------------   --------------   ----------------------------------   ----------
      27              27   27-001              NCB,FSB          West Garrett Place                            1
      31              31   31-001              NCB,FSB          Penn Nursing Building                         1
      39              39   39-001              NCB,FSB          175-20 Wexford Terrace Owners                 2
      41              41   41-001              NCB,FSB          Manor Towers Owners                           2
      47              47   47-001              NCB,FSB          Laurelton Gardens Corp.                       2
      48              48   48-001              NCB,FSB          310/312 East 23rd Apartment Corp.             2
      50              50   50-001              NCB,FSB          Bywater Mutual Homes, Inc. I & II             2
      53              53   53-001              NCB,FSB          Inwood Owners, Inc.                           2
      63              63   63-001              NCB,FSB          Lawrenceville Town Center                     1
      66              66   66-001              NCB,FSB          Knollwood Manor, Inc.                         2
      75              75   75-001              NCB,FSB          Morton-Barrow Owners                          2
      76              76   76-001              NCB,FSB          High Meadow Cooperative No. 1                 2
      81              81   81-001              NCB,FSB          Fairburn Towne Houses                         2
      83              83   83-001              NCB,FSB          Westerfield Townhouses Cooperative            2
      90              90   90-001              NCB,FSB          Bay Terrace Cooperative Section X             2
      96              96   96-001              NCB,FSB          Gorman's Furniture-Novi                       1
     102             102   102-001             NCB,FSB          Sherbrooke Smithtown Owners                   2
     109             109   109-001             NCB,FSB          The Ponce De Leon Cooperative                 2
     111             111   111-001             NCB,FSB          Thornton Place Owners                         2
     113             113   113-001             NCB,FSB          The Curtis Residence                          2
     118             118   118-001             NCB,FSB          Beechwood Gardens Owners                      2
     121             121   121-001             NCB,FSB          Orchard Village Shopping Center               1
     122             122   122-001             NCB,FSB          Briar Hill Owners Corp.                       2
     123             123   123-001             NCB,FSB          Mainstay Cooperative Section One              2
     124             124   124-001             NCB,FSB          Westbrook Tenants Corporation                 2
     125             125   125-001             NCB,FSB          320 West 87th Street, Inc.                    2
     128             128   128-001             NCB,FSB          Prince Tower Tenants Corp.                    2
     129             129   129-001             NCB,FSB          2736 Independence Ave. Owners                 2
     131             131   131-001             NCB,FSB          Patricia Gardens Owners                       2
     133             133   133-001             NCB,FSB          590 West End Owners Corp.                     2
     135             135   135-001             NCB,FSB          Pelican Pointe Apartments                     2
     136             136   136-001             NCB,FSB          Victory Parkway Executive Building            1
     138             138   138-001             NCB,FSB          2750 Johnson Owners                           2
     141             141   141-001             NCB,FSB          CVS Ground Lease-Simpsonville                 1
     142             142   142-001             NCB,FSB          Manor House Apartments                        2
     143             143   143-001             NCB,FSB          Columbia Bedford Tractor                      1
     144             144   144-001             NCB,FSB          Greenwich 33 Apartment Corp.                  2
     145             145   145-001             NCB,FSB          601 West End Tenants Corp.                    2
     148             148   148-001             NCB,FSB          Wachovia Bank                                 1
     150             150   150-001             NCB,FSB          Jewelry Building                              1
     153             153   153-001             NCB,FSB          CVS Spartanburg                               1
     154             154   154-001             NCB,FSB          Happy Valley Apartments                       2
     155             155   155-001             NCB,FSB          Parish Property                               2
     156             156   156-001             NCB,FSB          957 Lexington Avenue Corporation              2
     157             157   157-001             NCB,FSB          88-30 182nd Street Realty Corp.               2
     159             159   159-001             NCB,FSB          Gorman's Furniture-Troy                       1
     160             160   160-001             NCB,FSB          Jopau Realty                                  1
     161             161   161-001             NCB,FSB          Allofus Tenants Inc.                          2
     162             162   162-001             NCB,FSB          900 West Broad Street Apartments              1
     164             164   164-001             NCB,FSB          Great Falls Village Center                    1
     165             165   165-001             NCB,FSB          Southgate Apartments.                         2
     166             166   166-001             NCB,FSB          1122 Yonkers Avenue Ltd.                      2
     167             167   167-001             NCB,FSB          Rancho Pines Business Park                    1
     168             168   168-001             NCB,FSB          824-826 West Broad Street                     2
     169             169   169-001             NCB,FSB          3231-5-9 Barker Owners                        2
     170             170   170-001             NCB,FSB          Gramatan Court Apartments                     2
     171             171   171-001             NCB,FSB          Cajun Properties                              2
     172             172   172-001             NCB,FSB          14 East 68th Street Cooperative               2
     173             173   173-001             NCB,FSB          41 West 16th Street, Inc.                     2
     174             174   174-001             NCB,FSB          Parkview Manor-Lockland                       2

Totals and Weighted Averages:



Mortgage  Cross-Collater-                      Cut-Off Date                               Post IO Period   Cut-Off       Balloon
Loan No.  alization(2)      Original Balance   Balance(3)     NOI DSCR(4)   NCF DSCR(4)   NCF DSCR(4)      Date LTV(4)   LTV(4)
--------  ---------------   ----------------   ------------   -----------   -----------   --------------   -----------   -------
      27  No                     $15,600,000    $15,600,000          1.52          1.46             1.23          76.5%     67.8%
      31  No                     $14,200,000    $14,200,000          1.22          1.21             1.21          79.8%     67.9%
      39  No                     $10,000,000     $9,969,321          3.72          3.72              NAP          16.3%     14.6%
      41  No                      $9,400,000     $9,380,324          3.56          3.56              NAP          15.8%     14.7%
      47  No                      $8,500,000     $8,488,922          4.25          4.25              NAP          15.3%     14.1%
      48  No                      $8,500,000     $8,464,404          4.72          4.72              NAP          10.2%      8.7%
      50  No                      $8,006,424     $8,006,424          3.88          3.88             3.30          13.8%     11.9%
      53  No                      $7,600,000     $7,590,406          6.47          6.47              NAP           7.8%      7.2%
      63  No                      $6,500,000     $6,500,000          1.63          1.54             1.28          79.3%     70.0%
      66  No                      $6,425,000     $6,411,559          2.84          2.84              NAP          28.4%     21.1%
      75  No                      $5,600,000     $5,590,823          8.42          8.42              NAP           7.0%      6.5%
      76  No                      $5,500,000     $5,482,040          4.46          4.46              NAP          15.9%     13.4%
      81  No                      $5,000,000     $4,989,591          2.70          2.70              NAP          25.0%     21.4%
      83  No                      $4,650,000     $4,636,607          4.07          4.07              NAP          13.7%     10.2%
      90  No                      $4,200,000     $4,194,168          9.68          9.68              NAP           6.0%      5.6%
      96  No                      $3,700,000     $3,700,000          2.82          2.73             2.29          57.8%     51.2%
     102  No                      $3,500,000     $3,495,506          3.04          3.04              NAP          27.1%     25.0%
     109  No                      $3,264,000     $3,236,905          4.16          4.16              NAP           9.4%      6.3%
     111  No                      $3,200,000     $3,172,067          3.66          3.66              NAP          13.1%      0.4%
     113  No                      $3,000,000     $3,000,000          3.75          3.75              NAP          20.6%     20.6%
     118  No                      $2,900,000     $2,894,107          3.34          3.34              NAP          19.7%     18.3%
     121  No                      $2,700,000     $2,693,989          1.83          1.71              NAP          59.9%     50.7%
     122  No                      $2,600,000     $2,595,010          4.63          4.63              NAP          12.4%     11.6%
     123  No                      $2,500,000     $2,496,923          6.67          6.67              NAP          11.4%     10.6%
     124  No                      $2,500,000     $2,494,259          5.23          5.23              NAP          12.8%     10.8%
     125  No                      $2,400,000     $2,400,000          8.31          8.31              NAP           9.7%      9.7%
     128  No                      $2,390,000     $2,374,060          8.07          8.07              NAP           6.4%      4.2%
     129  No                      $2,250,000     $2,246,544          4.01          4.01              NAP          12.5%     11.6%
     131  No                      $2,100,000     $2,094,044          3.61          3.61              NAP          15.9%     13.7%
     133  No                      $2,000,000     $1,983,366          9.17          9.17              NAP           3.7%      0.1%
     135  No                      $1,900,000     $1,892,354          2.15          1.96              NAP          55.9%     47.7%
     136  No                      $1,840,000     $1,840,000          2.03          1.69             1.43          76.0%     67.3%
     138  No                      $1,825,000     $1,819,294          5.30          5.30              NAP          13.4%     11.3%
     141  No                      $1,700,000     $1,700,000          1.45          1.45             1.22          68.0%     61.5%
     142  No                      $1,700,000     $1,689,346          2.45          2.31              NAP          47.2%     40.7%
     143  No                      $1,650,000     $1,643,510          1.49          1.43              NAP          65.7%     56.2%
     144  No                      $1,650,000     $1,642,879         11.72         11.72              NAP           3.6%      3.0%
     145  No                      $1,600,000     $1,588,589          8.41          8.41              NAP           3.9%      0.1%
     148  No                      $1,500,000     $1,494,212          1.29          1.29              NAP          71.2%     61.0%
     150  No                      $1,464,000     $1,459,734          1.27          1.22              NAP          79.8%     68.3%
     153  No                      $1,410,000     $1,401,275          1.23          1.19              NAP          75.7%     65.5%
     154  No                      $1,400,000     $1,394,366          1.83          1.64              NAP          58.1%     49.5%
     155  No                      $1,376,000     $1,372,977          1.39          1.33              NAP          79.8%     67.8%
     156  No                      $1,350,000     $1,350,000         15.50         15.50              NAP           3.0%      3.0%
     157  No                      $1,285,000     $1,283,940          4.31          4.31              NAP          16.7%     15.6%
     159  No                      $1,200,000     $1,200,000          4.10          3.98             3.34          36.4%     32.2%
     160  No                      $1,100,000     $1,096,783          1.66          1.56              NAP          67.3%     57.6%
     161  No                      $1,100,000     $1,095,359          4.51          4.51              NAP           7.8%      6.6%
     162  No                      $1,050,000     $1,047,785          1.31          1.25              NAP          79.4%     67.9%
     164  No                      $1,040,000     $1,035,995          1.34          1.31              NAP          60.9%     52.3%
     165  No                      $1,000,000       $998,680          5.47          5.47              NAP           7.0%      6.4%
     166  No                      $1,000,000       $996,808          6.33          6.33              NAP          15.1%     12.8%
     167  No                        $950,000       $945,846          1.34          1.27              NAP          75.7%     65.5%
     168  No                        $824,000       $822,921          1.39          1.32              NAP          79.9%     68.3%
     169  No                        $800,000       $798,913          3.49          3.49              NAP          18.6%     17.5%
     170  No                        $790,000       $785,387          9.52          9.52              NAP           6.1%      4.7%
     171  No                        $616,000       $614,647          1.36          1.32              NAP          79.8%     67.8%
     172  No                        $500,000       $500,000         12.68         12.68              NAP           4.8%      4.8%
     173  No                        $450,000       $450,000          7.88          7.88              NAP          10.3%     10.3%
     174  No                        $345,000       $341,605          5.57          5.57              NAP           5.7%      0.1%

Totals and Weighted Averages:   $197,100,424   $196,684,571         4.42x         1.64x            1.91x          32.9%     28.2%





Mortgage
Loan No.  Street Address                                      City                    State    Zip Code   Property Type
--------  -------------------------------------------------   ---------------------   ------   --------   -----------
      27  257 & 275 West Street                               Annapolis               MD          21401   Office
      31  4508 Chestnut Street                                Philadelphia            PA          19139   Office
      39  175-20 Wexford Terrace                              Jamaica Estates         NY          11432   Multifamily
      41  3671 Hudson Manor Terrace                           Riverdale               NY          10463   Multifamily
      47  131-42 234th Street                                 Laurelton               NY          11422   Multifamily
      48  310/312 East 23rd Street                            New York                NY          10010   Multifamily
      50  911-C Royal Street                                  Annapolis               MD          21401   Multifamily
      53  181 Long Hill Road                                  Little Falls            NJ          07424   Multifamily
      63  125, 138, 156, 162, 179, 186, & 197 E. Crogan and
          202, 220, & 225 W. Crogan St., 105 & 113 S. & 100
          N. Perry St., and 132 & 148 S. Clayton St.          Lawrenceville           GA          30045   Mixed Use
      66  6801 Diana Court                                    Tampa                   FL          33610   Multifamily
      75  442-462 Hudson Street                               New York                NY          10014   Multifamily
      76  South Highland Avenue and Charter Circle            Ossining                NY          10562   Multifamily
      81  400 Fairburn Road SW                                Atlanta                 GA          30331   Multifamily
      83  320 North Church Street                             Olathe                  KS          66061   Multifamily
      90  18-40/50/70 211th Street and 210-15 23rd Avenue     Bayside                 NY          11360   Multifamily
      96  27800 Novi Road                                     Novi                    MI          48377   Retail
     102  355 Route 111                                       Smithtown               NY          11787   Multifamily
     109  4514 Connecticut Avenue NW                          Washington              DC          20008   Multifamily
     111  67-50 Thornton Place                                Forest Hills            NY          11375   Multifamily
     113  123-25 82nd Avenue                                  Kew Gardens             NY          11415   Multifamily
     118  192-02 THRU 195-42 39th Avenue                      Flushing                NY          11358   Multifamily
     121  205-233 Tippin Drive                                Thurmont                MD          21788   Retail
     122  207-225 Schrade Road                                Briarcliff Manor        NY          10510   Multifamily
     123  144-55 Melbourne Avenue and 144-60 Gravett Road     Flushing                NY          11367   Multifamily
     124  10 Franklin Avenue                                  White Plains            NY          10601   Multifamily
     125  320 West 87th Street                                New York                NY          10024   Multifamily
     128  565 Broadway                                        New York                NY          10012   Multifamily
     129  2736 Independence Avenue                            Riverdale               NY          10463   Multifamily
     131  1825 Palmer Avenue                                  Larchmont               NY          10538   Multifamily
     133  590 West End Avenue                                 New York                NY          10024   Multifamily
     135  485 Ruella Avenue                                   Bay St. Louis           MS          39520   Multifamily
     136  2368 Victory Parkway                                Cincinnati              OH          45206   Office
     138  2750 Johnson Avenue                                 Riverdale               NY          10463   Multifamily
     141  915 South Street                                    Simpsonville            SC          29681   Other
     142  117 DeMontluzin Avenue                              Bay St. Louis           MS          39520   Multifamily
     143  88 Bedford Square                                   Snake Spring Township   PA          15537   Retail
     144  708 Greenwich Street                                New York                NY          10014   Multifamily
     145  601 West End Avenue                                 New York                NY          10024   Multifamily
     148  100 Shore Road                                      Manorhaven              NY          11050   Other
     150  119-123 East Broad Street                           Richmond                VA          23219   Mixed Use
     153  1400 Union Street                                   Spartanburg             SC          29302   Retail
     154  1209 Indian Avenue                                  Rossville               GA          30741   Multifamily
     155  320 West Grace Street                               Richmond                VA          23220   Multifamily
     156  955 Lexington Avenue                                New York                NY          10021   Multifamily
     157  88-30 182nd Street                                  Jamaica                 NY          11423   Multifamily
     159  1465 West Big Beaver Road                           Troy                    MI          48084   Retail
     160  100-102 E. Cary Street and 15 S. First Street       Richmond                VA          23219   Office
     161  130 West 24th Street                                New York                NY          10011   Multifamily
     162  900 West Broad Street                               Richmond                VA          23220   Mixed Use
     164  772 Walker Road                                     Great Falls             VA          22066   Office
     165  30 Pondfield Road West                              Bronxville              NY          10708   Multifamily
     166  1122 Yonkers Avenue                                 Yonkers                 NY          10704   Multifamily
     167  4584 North Rancho Drive                             Las Vegas               NV          89130   Office
     168  824-826 West Broad Street                           Richmond                VA          23220   Mixed Use
     169  3231-5-9 Barker Avenue                              Bronx                   NY          10467   Multifamily
     170  23-25 Sagamore Road                                 Bronxville              NY          10708   Multifamily
     171  402 & 404 West Grace Street                         Richmond                VA          23220   Mixed Use
     172  14 East 68th Street                                 New York                NY          10021   Multifamily
     173  41 West 16th Street                                 New York                NY          10011   Multifamily
     174  3748-3756 Lockland Avenue                           Los Angeles             CA          90008   Multifamily

Totals and Weighted Averages:




Mortgage                                                                                               Percent
Loan No.  Property Sub-Type    Units/SF   Year Built                                  Year Renovated   Leased(5)
--------  ------------------   --------   -----------------------------------------   --------------   ---------
      27  Suburban               72,052                                 1979 / 1988              NAP        95.2%
      31  Medical                70,229                                        1977             2006       100.0%
      39  Cooperative               342                                        1970             1972         NAP
      41  Cooperative               178                                        1962             1985         NAP
      47  Cooperative               382                                        1948             1991         NAP
      48  Cooperative               134                                        1900             1995         NAP
      50  Cooperative               308                                   1970-1972      2004 / 2005         NAP
      53  Cooperative               299                                        1971              NAP         NAP
      63  Retail/Office          51,802                 1925 / 1952 / 1930 / 1950 /
                                            1955 / 1908 / 1938 / 1948 / 1939 / 1910             2004        99.5%
      66  Cooperative               394                                        1971              NAP         NAP
      75  Cooperative               170                                        1925              NAP         NAP
      76  Cooperative               183                                        1961              NAP         NAP
      81  Cooperative               240                                        1972             2005         NAP
      83  Cooperative               258                                        1969              NAP         NAP
      90  Cooperative               240                                        1957              NAP         NAP
      96  Unanchored             50,028                                        1988              NAP       100.0%
     102  Cooperative                48                                        1963              NAP         NAP
     109  Cooperative                52                                        1928              NAP         NAP
     111  Cooperative               111                                        1962              NAP         NAP
     113  Cooperative               108                                        1952              NAP         NAP
     118  Cooperative                95                                        1950              NAP         NAP
     121  Anchored               56,568                                        1993              NAP       100.0%
     122  Cooperative                78                                        1955              NAP         NAP
     123  Cooperative               108                                        1955             2000         NAP
     124  Cooperative                87                                        1952             1991         NAP
     125  Cooperative                36                                        1921              NAP         NAP
     128  Cooperative                 9                                        1860             1998         NAP
     129  Cooperative                65                                        1970              NAP         NAP
     131  Cooperative                65                                        1951              NAP         NAP
     133  Cooperative                82                                        1916              NAP         NAP
     135  Low Rise                   67                                        1963             1995        95.5%
     136  Urban                  49,161                                        1930             1996        73.6%
     138  Cooperative                74                                   1961-1966              NAP         NAP
     141  Leased Fee             14,000                                        2006              NAP       100.0%
     142  Garden                     71                                        1955             2005        93.0%
     143  Free Standing          22,680                                        2004              NAP       100.0%
     144  Cooperative                33                                        1901              NAP         NAP
     145  Cooperative                26                                        1916              NAP         NAP
     148  Leased Fee              2,083                                        2007              NAP       100.0%
     150  Multifamily/Office     13,974                                        1910             2006       100.0%
     153  Free Standing          10,722                                        1997              NAP       100.0%
     154  Garden                     68                                        1980              NAP        97.1%
     155  Mid Rise                   23                                 Early 1900s             2006       100.0%
     156  Cooperative                29                                        1924              NAP         NAP
     157  Cooperative                65                                        1954             1996         NAP
     159  Free Standing          23,000                                        1977              NAP       100.0%
     160  Urban                   9,744                                        1900              NAP       100.0%
     161  Cooperative                10                                        1911              NAP         NAP
     162  Multifamily/Retail      8,331                                        1911             2005        85.2%
     164  Suburban                5,250                                        1980              NAP       100.0%
     165  Cooperative                19                                        1920              NAP         NAP
     166  Cooperative                54                                        1965             1991         NAP
     167  Urban                   5,136                                        2006              NAP       100.0%
     168  Multifamily/Retail      8,362                                        1900             2004       100.0%
     169  Cooperative                36                                        1953              NAP         NAP
     170  Cooperative                27                                        1930              NAP         NAP
     171  Multifamily/Retail      7,684                                 Early 1900s        2003-2006       100.0%
     172  Cooperative                 7                                        1915             2000         NAP
     173  Cooperative                10                                        1925             2001         NAP
     174  Cooperative                28                                        1961              NAP         NAP

Totals and Weighted Averages:




Mortgage  Percent Leased                                      Related         Cut-Off Date Balance                First Payment
Loan No.  as of Date(5)    Security Type(6)   Lien Position   Borrower List   per Unit or SF         Note Date    Date (P&I)(7)
--------  --------------   ----------------   -------------   -------------   --------------------   ----------   -------------
      27  01/25/2007       Fee                First                                           $217   02/09/2007   04/01/2009
      31  03/01/2007       Fee                First                                           $202   10/19/2006   04/01/2007
      39  NAP              Fee                First                                        $29,150   10/27/2006   12/01/2006
      41  NAP              Fee                First                                        $52,698   10/03/2006   12/01/2006
      47  NAP              Fee                First                                        $22,222   12/04/2006   02/01/2007
      48  NAP              Fee                First                                        $63,167   10/03/2006   12/01/2006
      50  NAP              Fee                First                                        $25,995   12/19/2006   10/01/2007
      53  NAP              Fee                First                                        $25,386   12/13/2006   02/01/2007
      63  12/01/2006       Fee                First                                           $125   12/21/2006   02/01/2009
      66  NAP              Fee                First                                        $16,273   12/22/2006   02/01/2007
      75  NAP              Fee                First                                        $32,887   11/17/2006   01/01/2007
      76  NAP              Fee                First                                        $29,957   11/02/2006   01/01/2007
      81  NAP              Fee                First                                        $20,790   12/20/2006   02/01/2007
      83  NAP              Fee                First                                        $17,971   11/29/2006   01/01/2007
      90  NAP              Leasehold          First                                        $17,476   11/03/2006   01/01/2007
      96  11/15/2006       Fee                First           96, 159                          $74   11/17/2006   01/01/2009
     102  NAP              Fee                First                                        $72,823   12/20/2006   02/01/2007
     109  NAP              Fee                First                                        $62,248   10/02/2006   12/01/2006
     111  NAP              Fee                First                                        $28,577   10/24/2006   12/01/2006
     113  NAP              Fee                First                                        $27,778   10/03/2006   NAP
     118  NAP              Fee                First                                        $30,464   10/02/2006   12/01/2006
     121  10/30/2006       Fee                First                                            $48   12/29/2006   02/01/2007
     122  NAP              Fee                First                                        $33,269   10/02/2006   12/01/2006
     123  NAP              Leasehold          First                                        $23,120   12/20/2006   02/01/2007
     124  NAP              Fee                First                                        $28,670   12/05/2006   02/01/2007
     125  NAP              Fee                First                                        $66,667   12/06/2006   NAP
     128  NAP              Fee                First                                       $263,784   11/07/2006   01/01/2007
     129  NAP              Fee                First                                        $34,562   11/30/2006   01/01/2007
     131  NAP              Fee                First                                        $32,216   11/30/2006   01/01/2007
     133  NAP              Fee                First                                        $24,187   10/31/2006   12/01/2006
     135  10/23/2006       Fee                First           135, 142, 154                $28,244   10/31/2006   12/01/2006
     136  03/01/2007       Fee                First                                            $37   01/09/2007   03/01/2009
     138  NAP              Fee                First                                        $24,585   11/29/2006   01/01/2007
     141  03/01/2007       Fee                First                                           $121   01/10/2007   03/01/2010
     142  01/12/2007       Fee                First           135, 142, 154                $23,794   07/20/2006   09/01/2006
     143  09/01/2006       Leasehold          First                                            $72   10/18/2006   12/01/2006
     144  NAP              Fee                First                                        $49,784   10/25/2006   12/01/2006
     145  NAP              Fee                First                                        $61,100   12/14/2006   02/01/2007
     148  09/30/2006       Fee                First                                           $717   10/30/2006   12/01/2006
     150  01/29/2007       Fee                First           150, 162, 168                   $104   11/03/2006   01/01/2007
     153  06/05/2006       Fee                First                                           $131   07/27/2006   09/01/2006
     154  10/01/2006       Fee                First           135, 142, 154                $20,505   10/31/2006   12/01/2006
     155  NAP              Fee                First           155, 171                     $59,695   12/27/2006   02/01/2007
     156  NAP              Fee                First                                        $46,552   10/24/2006   NAP
     157  NAP              Fee                First                                        $19,753   01/30/2007   03/01/2007
     159  03/01/2007       Fee                First           96, 159                          $52   11/17/2006   01/01/2009
     160  10/05/2006       Fee                First                                           $113   11/30/2006   01/01/2007
     161  NAP              Fee                First                                       $109,536   10/18/2006   12/01/2006
     162  01/29/2007       Fee                First           150, 162, 168                   $126   12/21/2006   02/01/2007
     164  09/01/2006       Fee                First                                           $197   10/12/2006   12/01/2006
     165  NAP              Fee                First                                        $52,562   12/07/2006   02/01/2007
     166  NAP              Fee                First                                        $18,459   11/08/2006   01/01/2007
     167  09/01/2006       Fee                First                                           $184   09/06/2006   11/01/2006
     168  01/29/2007       Leasehold          First           150, 162, 168                    $98   01/04/2007   03/01/2007
     169  NAP              Fee                First                                        $22,192   11/30/2006   01/01/2007
     170  NAP              Fee                First                                        $29,088   10/26/2006   12/01/2006
     171  NAP              Fee                First           155, 171                         $80   12/27/2006   02/01/2007
     172  NAP              Fee                First                                        $71,429   12/11/2006   NAP
     173  NAP              Fee                First                                        $45,000   12/11/2006   NAP
     174  NAP              Fee                First                                        $12,200   11/20/2006   01/01/2007

Totals and Weighted Averages:


Mortgage  First Payment
Loan No.  Date (IO)(7)    Maturity Date   Due Date   Grace Period(8)   ARD Loan   Lockbox Status   Lockbox Type
--------  -------------   -------------   --------   ---------------   --------   --------------   --------------------
      27  04/01/2007      03/01/2017             1                10   No         NAP              NAP
      31  12/01/2006      04/01/2017             1                10   No         NAP              NAP
      39  NAP             11/01/2016             1                 9   No         NAP              NAP
      41  NAP             11/01/2016             1                 9   No         NAP              NAP
      47  NAP             01/01/2017             1                 9   No         NAP              NAP
      48  NAP             11/01/2016             1                 9   No         NAP              NAP
      50  02/01/2007      01/01/2017             1                 9   No         NAP              NAP
      53  NAP             01/01/2017             1                 9   No         NAP              NAP
      63  02/01/2007      01/01/2017             1                10   No         NAP              NAP
      66  NAP             01/01/2022             1                 9   No         NAP              NAP
      75  NAP             12/01/2016             1                 9   No         NAP              NAP
      76  NAP             12/01/2016             1                 9   No         NAP              NAP
      81  NAP             01/01/2017             1                 9   No         NAP              NAP
      83  NAP             12/01/2021             1                 9   No         NAP              NAP
      90  NAP             12/01/2016             1                 9   No         NAP              NAP
      96  01/01/2007      12/01/2016             1                10   No         NAP              NAP
     102  NAP             01/01/2017             1                 9   No         NAP              NAP
     109  NAP             11/01/2016             1                 9   No         NAP              NAP
     111  NAP             11/01/2026             1                 9   No         NAP              NAP
     113  12/01/2006      11/01/2016             1                 9   No         NAP              NAP
     118  NAP             11/01/2016             1                 9   No         NAP              NAP
     121  NAP             01/01/2017             1                10   No         NAP              NAP
     122  NAP             11/01/2016             1                 9   No         NAP              NAP
     123  NAP             01/01/2017             1                 9   No         NAP              NAP
     124  NAP             01/01/2017             1                 9   No         NAP              NAP
     125  02/01/2007      01/01/2017             1                 9   No         NAP              NAP
     128  NAP             12/01/2016             1                 9   No         NAP              NAP
     129  NAP             12/01/2016             1                 9   No         NAP              NAP
     131  NAP             12/01/2016             1                 9   No         NAP              NAP
     133  NAP             11/01/2026             1                 9   No         NAP              NAP
     135  NAP             11/01/2016             1                15   No         NAP              NAP
     136  03/01/2007      02/01/2017             1                10   No         NAP              NAP
     138  NAP             12/01/2016             1                 9   No         NAP              NAP
     141  03/01/2007      02/01/2017             1                10   No         NAP              NAP
     142  NAP             08/01/2016             1                15   No         NAP              NAP
     143  NAP             11/01/2016             1                10   No         In-Place         Hard
     144  NAP             11/01/2016             1                 9   No         NAP              NAP
     145  NAP             01/01/2022             1                 9   No         NAP              NAP
     148  NAP             11/01/2016             1                10   No         In-Place         Hard
     150  NAP             12/01/2016             1                10   No         NAP              NAP
     153  NAP             08/01/2016             1                10   No         NAP              NAP
     154  NAP             11/01/2016             1                10   No         NAP              NAP
     155  NAP             01/01/2017             1                10   No         NAP              NAP
     156  12/01/2006      11/01/2016             1                 9   No         NAP              NAP
     157  NAP             02/01/2017             1                 9   No         NAP              NAP
     159  01/01/2007      12/01/2016             1                10   No         NAP              NAP
     160  NAP             12/01/2016             1                10   No         NAP              NAP
     161  NAP             11/01/2016             1                 9   No         NAP              NAP
     162  NAP             01/01/2017             1                10   No         NAP              NAP
     164  NAP             11/01/2016             1                10   No         NAP              NAP
     165  NAP             01/01/2017             1                 9   No         NAP              NAP
     166  NAP             12/01/2016             1                 9   No         NAP              NAP
     167  NAP             10/01/2016             1                 0   No         NAP              NAP
     168  NAP             02/01/2017             1                10   No         NAP              NAP
     169  NAP             12/01/2016             1                 9   No         NAP              NAP
     170  NAP             11/01/2016             1                 9   No         NAP              NAP
     171  NAP             01/01/2017             1                10   No         NAP              NAP
     172  02/01/2007      01/01/2017             1                 9   No         NAP              NAP
     173  02/01/2007      01/01/2017             1                 9   No         NAP              NAP
     174  NAP             12/01/2021             1                 9   No         NAP              NAP

Totals and Weighted Averages:



Mortgage  Original           Remaining Term   Original         Remaining                                              Monthly
Loan No.  Term to Maturity   to Maturity      Amort. Term(9)   Amort. Term   Mortgage Rate   Monthly Payment (P&I)    Payment (IO)
--------  ----------------   --------------   --------------   -----------   -------------   ---------------------   -------------
      27               120              120              360           360           5.910%                $92,629         $77,897
      31               125              121              360           360           6.100%                $86,051         $73,186
      39               120              116              420           416           5.640%                $54,622             NAP
      41               120              116              480           476           5.870%                $50,871             NAP
      47               120              118              480           478           5.500%                $43,840             NAP
      48               120              116              360           356           5.770%                $49,712             NAP
      50               120              118              352           352           6.230%                $49,578         $42,144
      53               120              118              480           478           5.650%                $39,977             NAP
      63               120              118              360           360           5.790%                $38,098         $31,798
      66               180              178              360           358           6.200%                $39,351             NAP
      75               120              117              480           477           5.700%                $29,649             NAP
      76               120              117              360           357           5.550%                $31,401             NAP
      81               120              118              360           358           6.230%                $30,721             NAP
      83               180              177              360           357           6.210%                $28,510             NAP
      90               120              117              480           477           6.310%                $24,023             NAP
      96               120              117              360           360           5.860%                $21,851         $18,319
     102               120              118              480           478           5.570%                $18,219             NAP
     109               120              116              240           236           6.420%                $24,182             NAP
     111               240              236              240           236           5.990%                $22,907             NAP
     113               120              116               IO            IO           5.990%                    NAP         $15,183
     118               120              116              480           476           5.980%                $15,916             NAP
     121               120              118              360           358           5.820%                $15,877             NAP
     122               120              116              480           476           6.190%                $14,651             NAP
     123               120              118              480           478           5.770%                $13,357             NAP
     124               120              118              360           358           5.630%                $14,399             NAP
     125               120              118               IO            IO           5.540%                    NAP         $11,234
     128               120              117              240           237           5.810%                $16,862             NAP
     129               120              117              480           477           5.940%                $12,286             NAP
     131               120              117              360           357           6.290%                $12,985             NAP
     133               240              236              240           236           6.400%                $14,794             NAP
     135               120              116              360           356           5.980%                $11,367             NAP
     136               120              119              360           360           5.910%                $10,925          $9,188
     138               120              117              360           357           5.780%                $10,685             NAP
     141               120              119              360           360           5.990%                $10,181          $8,604
     142               120              113              360           353           6.340%                $10,567             NAP
     143               120              116              360           356           6.100%                 $9,999             NAP
     144               120              116              360           356           5.610%                 $9,483             NAP
     145               180              178              180           178           5.870%                $13,390             NAP
     148               120              116              360           356           6.200%                 $9,187             NAP
     150               120              117              360           357           6.150%                 $8,919             NAP
     153               120              113              360           353           6.400%                 $8,820             NAP
     154               120              116              360           356           5.980%                 $8,376             NAP
     155               120              118              360           358           5.900%                 $8,162             NAP
     156               120              116               IO            IO           5.550%                    NAP          $6,330
     157               120              119              480           479           6.130%                 $7,187             NAP
     159               120              117              360           360           5.860%                 $7,087          $5,941
     160               120              117              360           357           6.130%                 $6,687             NAP
     161               120              116              360           356           5.730%                 $6,405             NAP
     162               120              118              360           358           6.150%                 $6,397             NAP
     164               120              116              360           356           6.210%                 $6,376             NAP
     165               120              118              480           478           5.440%                 $5,117             NAP
     166               120              117              360           357           5.670%                 $5,785             NAP
     167               120              115              360           355           6.510%                 $6,011             NAP
     168               120              119              360           359           6.150%                 $5,020             NAP
     169               120              117              480           477           6.390%                 $4,621             NAP
     170               120              116              300           296           5.970%                 $5,076             NAP
     171               120              118              360           358           5.900%                 $3,654             NAP
     172               120              118               IO            IO           5.790%                    NAP          $2,446
     173               120              118               IO            IO           6.000%                    NAP          $2,281
     174               180              177              180           177           6.610%                 $3,026             NAP

 Totals and Weighted
  Averages:            128              125              373           370           5.971%




Mortgage  Third Most       Third Most Recent   Second Most   Second Most Recent
Loan No.  Recent NOI(10)   NOI End Date        Recent NOI    NOI End Date         Most Recent NOI   Most Recent NOI End Date
--------  --------------   -----------------   -----------   ------------------   ---------------   ------------------------
      27        $702,045          12/31/2004      $983,600           12/31/2005        $1,158,720                 12/31/2006
      31             NAP                 NAP           NAP                  NAP               NAP                        NAP
      39             NAP                 NAP           NAP                  NAP               NAP                        NAP
      41             NAP                 NAP           NAP                  NAP               NAP                        NAP
      47             NAP                 NAP           NAP                  NAP               NAP                        NAP
      48             NAP                 NAP           NAP                  NAP               NAP                        NAP
      50             NAP                 NAP           NAP                  NAP               NAP                        NAP
      53             NAP                 NAP           NAP                  NAP               NAP                        NAP
      63             NAP                 NAP           NAP                  NAP               NAP                        NAP
      66             NAP                 NAP           NAP                  NAP               NAP                        NAP
      75             NAP                 NAP           NAP                  NAP               NAP                        NAP
      76             NAP                 NAP           NAP                  NAP               NAP                        NAP
      81             NAP                 NAP           NAP                  NAP               NAP                        NAP
      83             NAP                 NAP           NAP                  NAP               NAP                        NAP
      90             NAP                 NAP           NAP                  NAP               NAP                        NAP
      96        $379,457          12/31/2004      $368,606           12/31/2005          $276,087         T-9 (9/30/06) Ann.
     102             NAP                 NAP           NAP                  NAP               NAP                        NAP
     109             NAP                 NAP           NAP                  NAP               NAP                        NAP
     111             NAP                 NAP           NAP                  NAP               NAP                        NAP
     113             NAP                 NAP           NAP                  NAP               NAP                        NAP
     118             NAP                 NAP           NAP                  NAP               NAP                        NAP
     121        $390,063          12/31/2004      $368,218           12/31/2005          $320,800       T-10 (10/31/06) Ann.
     122             NAP                 NAP           NAP                  NAP               NAP                        NAP
     123             NAP                 NAP           NAP                  NAP               NAP                        NAP
     124             NAP                 NAP           NAP                  NAP               NAP                        NAP
     125             NAP                 NAP           NAP                  NAP               NAP                        NAP
     128             NAP                 NAP           NAP                  NAP               NAP                        NAP
     129             NAP                 NAP           NAP                  NAP               NAP                        NAP
     131             NAP                 NAP           NAP                  NAP               NAP                        NAP
     133             NAP                 NAP           NAP                  NAP               NAP                        NAP
     135        $174,251          12/31/2004      $169,181           12/31/2005          $138,738       T-10 (10/31/06) Ann.
     136        $200,556          12/31/2004      $200,810           12/31/2005          $178,205         T-9 (9/30/06) Ann.
     138             NAP                 NAP           NAP                  NAP               NAP                        NAP
     141             NAP                 NAP           NAP                  NAP               NAP                        NAP
     142        $237,855          12/31/2004      $120,659           12/31/2005           $18,937       T-10 (10/31/06) Ann.
     143             NAP                 NAP           NAP                  NAP               NAP                        NAP
     144             NAP                 NAP           NAP                  NAP               NAP                        NAP
     145             NAP                 NAP           NAP                  NAP               NAP                        NAP
     148             NAP                 NAP           NAP                  NAP               NAP                        NAP
     150             NAP                 NAP           NAP                  NAP               NAP                        NAP
     153        $133,247          12/31/2003      $125,093           12/31/2004          $131,344                 12/31/2005
     154         $92,187          12/31/2004      $140,756           12/31/2005          $178,191         T-9 (9/30/06) Ann.
     155             NAP                 NAP           NAP                  NAP               NAP                        NAP
     156             NAP                 NAP           NAP                  NAP               NAP                        NAP
     157             NAP                 NAP           NAP                  NAP               NAP                        NAP
     159        $138,699          12/31/2003      $192,500           12/31/2004          $187,902                 12/31/2005
     160             NAP                 NAP           NAP                  NAP               NAP                        NAP
     161             NAP                 NAP           NAP                  NAP               NAP                        NAP
     162             NAP                 NAP           NAP                  NAP               NAP                        NAP
     164        $102,017          12/31/2003      $105,096           12/31/2004          $112,119                 12/31/2005
     165             NAP                 NAP           NAP                  NAP               NAP                        NAP
     166             NAP                 NAP           NAP                  NAP               NAP                        NAP
     167             NAP                 NAP           NAP                  NAP               NAP                        NAP
     168             NAP                 NAP           NAP                  NAP               NAP                        NAP
     169             NAP                 NAP           NAP                  NAP               NAP                        NAP
     170             NAP                 NAP           NAP                  NAP               NAP                        NAP
     171             NAP                 NAP           NAP                  NAP               NAP                        NAP
     172             NAP                 NAP           NAP                  NAP               NAP                        NAP
     173             NAP                 NAP           NAP                  NAP               NAP                        NAP
     174             NAP                 NAP           NAP                  NAP               NAP                        NAP

Totals and Weighted Averages:


Mortgage
Loan No.  Underwritten EGI   Underwritten Expenses   Underwritable NOI   Underwritten Reserves   Underwritable Cash Flow
--------  ----------------   ---------------------   -----------------   ---------------------   -----------------------
      27        $2,151,758                $731,717          $1,420,041                 $54,071                $1,365,970
      31        $1,560,478                $296,514          $1,263,964                 $10,534                $1,253,430
      39        $5,608,903              $3,171,143          $2,437,760                 $51,300                $2,437,760
      41        $4,138,585              $1,967,000          $2,171,585                 $54,000                $2,171,585
      47        $4,528,253              $2,290,643          $2,237,610                 $57,600                $2,237,610
      48        $4,199,165              $1,384,540          $2,814,625                 $50,800                $2,814,625
      50        $3,683,040              $1,719,726          $1,963,314                 $44,205                $1,963,314
      53        $5,417,580              $2,315,300          $3,102,280                $110,000                $3,102,280
      63          $808,415                $187,937            $620,479                 $34,707                  $585,771
      66        $3,166,414              $1,826,767          $1,339,647                $145,806                $1,339,647
      75        $4,225,920              $1,231,328          $2,994,593                 $30,550                $2,994,593
      76        $3,120,009              $1,440,108          $1,679,901                 $18,500                $1,679,901
      81        $1,993,670                $996,827            $996,843                 $50,158                  $996,843
      83        $2,366,315                $974,349          $1,391,966                 $37,757                $1,391,966
      90        $5,398,660              $2,608,190          $2,790,470                 $90,500                $2,790,470
      96          $747,972                $127,734            $620,238                 $20,011                  $600,227
     102          $887,110                $222,023            $665,087                  $5,900                  $665,087
     109        $1,643,714                $436,196          $1,207,517                 $29,322                $1,207,517
     111        $1,677,652                $671,610          $1,006,042                 $48,550                $1,006,042
     113        $1,283,417                $599,643            $683,774                 $16,400                  $683,774
     118        $1,201,983                $563,511            $638,473                 $21,471                  $638,473
     121          $495,823                $147,573            $348,251                 $22,627                  $325,623
     122        $1,551,050                $736,330            $814,720                 $22,123                  $814,720
     123        $1,950,426                $880,908          $1,069,518                 $16,500                $1,069,518
     124        $1,554,336                $649,830            $904,506                 $49,000                  $904,506
     125        $1,571,217                $451,296          $1,119,921                  $5,400                $1,119,921
     128        $1,995,950                $364,019          $1,631,931                  $1,800                $1,631,931
     129        $1,117,953                $526,820            $591,133                 $38,000                  $591,133
     131        $1,001,660                $438,886            $562,774                 $15,336                  $562,774
     133        $2,646,854              $1,019,600          $1,627,254                 $24,400                $1,627,254
     135          $526,599                $233,948            $292,651                 $25,192                  $267,549
     136          $490,807                 $26,708            $223,740                 $36,870                  $186,870
     138        $1,181,540                $501,399            $680,141                 $11,300                  $680,141
     141          $150,000                    $500            $149,500                      $0                  $149,500
     142          $533,866                $223,343            $310,523                 $17,040                  $293,483
     143          $235,669                 $57,427            $178,243                  $6,804                  $171,439
     144        $1,902,451                $568,830          $1,333,621                 $25,000                $1,333,621
     145        $1,821,150                $469,940          $1,351,210                 $23,680                $1,351,210
     148          $149,490                  $6,985            $142,505                      $0                  $142,505
     150          $172,924                 $37,080            $135,844                  $5,633                  $130,211
     153          $168,962                 $39,313            $129,649                  $3,253                  $126,396
     154          $434,318                $250,363            $183,955                 $19,312                  $164,643
     155          $185,001                 $48,649            $136,352                  $5,750                  $130,602
     156        $2,201,865              $1,024,453          $1,177,412                 $16,416                $1,177,412
     157          $764,314                $392,640            $371,674                 $14,500                  $371,674
     159          $356,205                 $64,225            $291,979                  $8,285                  $283,694
     160          $159,473                 $25,937            $133,536                  $8,380                  $125,156
     161          $659,547                $312,870            $346,677                 $14,700                  $346,677
     162          $129,303                 $29,087            $100,216                  $4,039                   $96,177
     164          $138,111                 $35,766            $102,345                  $1,838                  $100,508
     165          $728,744                $393,131            $335,613                 $13,369                  $335,613
     166          $761,168                $322,000            $439,168                 $11,000                  $439,168
     167          $125,333                 $28,376             $96,957                  $5,650                   $91,307
     168          $145,541                 $62,088             $83,453                  $3,844                   $79,609
     169          $424,510                $230,784            $193,726                  $9,849                  $193,726
     170          $897,929                $318,319            $579,610                  $5,400                  $579,610
     171           $79,366                 $19,705             $59,660                  $1,860                   $57,800
     172          $519,840                $147,761            $372,079                  $1,400                  $372,079
     173          $284,601                 $68,775            $215,826                  $1,000                  $215,826
     174          $351,120                $148,961            $202,159                  $4,200                  $202,159

Totals and Weighted Averages:

                                                                                                 Cooperative Loans
                                                                                   ------------------------------------------
Mortgage                                                                                                              Unsold
Loan No.  Balloon Balance   Current Value(11)   Source of Value   Valuation Date   Rental Value(12)   LTV as Rental   Percent
--------  ---------------   -----------------   ---------------   --------------   ----------------   -------------   -------
      27      $13,827,853         $20,400,000         Appraisal       01/18/2007                NAP             NAP       NAP
      31      $12,082,280         $17,800,000         Appraisal       02/01/2007                NAP             NAP       NAP
      39       $8,891,660         $61,070,000         Appraisal       08/31/2006        $30,500,000            32.7%     11.4%
      41       $8,717,205         $59,300,000         Appraisal       08/02/2005        $27,100,000            34.6%     32.0%
      47       $7,815,687         $55,390,000         Appraisal       10/12/2006        $28,060,000            30.3%      9.2%
      48       $7,173,510         $82,600,000         Appraisal       12/09/2005        $35,200,000            24.0%      5.2%
      50       $6,893,985         $58,100,000         Appraisal       04/05/2006        $18,500,000            43.3%      NAP
      53       $7,012,705         $97,100,000         Appraisal       11/29/2006        $38,800,000            19.6%     21.1%
      63       $5,741,687          $8,200,000         Appraisal       11/07/2006                NAP             NAP       NAP
      66       $4,747,286         $22,550,000         Appraisal       07/25/2005        $16,750,000            38.3%      NAP
      75       $5,174,445         $79,400,000         Appraisal       09/20/2006        $37,400,000            14.9%     42.4%
      76       $4,612,002         $34,510,000         Appraisal       09/07/2006        $21,000,000            26.1%      NAP
      81       $4,276,532         $19,940,000         Appraisal       11/01/2005        $11,100,000            45.0%      NAP
      83       $3,438,838         $33,850,000         Appraisal       02/16/2006        $15,500,000            29.9%      NAP
      90       $3,932,998         $69,700,000         Appraisal       07/18/2006        $37,300,000            11.2%      NAP
      96       $3,274,330          $6,400,000         Appraisal       07/07/2006                NAP             NAP       NAP
     102       $3,223,531         $12,900,000         Appraisal       11/03/2006         $8,300,000            42.1%     10.4%
     109       $2,150,008         $34,264,000         Appraisal       06/23/2006        $15,100,000            21.4%      NAP
     111          $96,897         $24,200,000         Appraisal       10/05/2006        $12,600,000            25.2%     17.1%
     113       $3,000,000         $14,570,000         Appraisal       08/02/2006         $8,550,000            35.1%     49.1%
     118       $2,695,901         $14,700,000         Appraisal       11/08/2005         $8,000,000            36.2%     21.1%
     121       $2,281,987          $4,500,000         Appraisal       11/02/2006                NAP             NAP       NAP
     122       $2,427,976         $20,900,000         Appraisal       09/15/2005        $10,200,000            25.4%      9.0%
     123       $2,313,156         $21,870,000         Appraisal       11/01/2006        $13,400,000            18.6%      NAP
     124       $2,100,951         $19,500,000         Appraisal       10/25/2006        $11,300,000            22.1%     18.4%
     125       $2,400,000         $24,640,000         Appraisal       10/26/2006        $14,000,000            17.1%     33.3%
     128       $1,564,877         $37,140,000         Appraisal       08/14/2006        $20,400,000            11.6%      NAP
     129       $2,090,296         $18,000,000         Appraisal       11/02/2005         $7,400,000            30.4%     16.9%
     131       $1,799,724         $13,150,000         Appraisal       06/01/2006         $7,000,000            29.9%     29.2%
     133          $67,571         $54,000,000         Appraisal       05/10/2006        $22,400,000             8.9%     17.1%
     135       $1,613,461          $3,385,000         Appraisal       10/20/2006                NAP             NAP       NAP
     136       $1,629,646          $2,420,000         Appraisal       12/08/2006                NAP             NAP       NAP
     138       $1,541,022         $13,580,000         Appraisal       10/16/2006         $8,500,000            21.4%     40.5%
     141       $1,538,005          $2,500,000         Appraisal       11/15/2006                NAP             NAP       NAP
     142       $1,458,797          $3,580,000         Appraisal       07/31/2006                NAP             NAP       NAP
     143       $1,406,050          $2,500,000         Appraisal       09/25/2006                NAP             NAP       NAP
     144       $1,385,815         $45,550,000         Appraisal       09/13/2006        $16,700,000             9.8%      NAP
     145          $34,225         $41,000,000         Appraisal       10/31/2006        $16,900,000             9.4%      NAP
     148       $1,281,896          $2,100,000         Appraisal       09/26/2006                NAP             NAP       NAP
     150       $1,249,666          $1,830,000         Appraisal       09/10/2006                NAP             NAP       NAP
     153       $1,211,982          $1,850,000         Appraisal       07/03/2006                NAP             NAP       NAP
     154       $1,188,866          $2,400,000         Appraisal       09/27/2006                NAP             NAP       NAP
     155       $1,165,721          $1,720,000         Appraisal       10/11/2006                NAP             NAP       NAP
     156       $1,350,000         $44,350,000         Appraisal       09/25/2006        $14,700,000             9.2%      NAP
     157       $1,198,311          $7,685,000         Appraisal       01/23/2006         $4,500,000            28.5%     10.8%
     159       $1,061,945          $3,300,000         Appraisal       07/07/2006                NAP             NAP       NAP
     160         $938,417          $1,630,000         Appraisal       10/11/2006                NAP             NAP       NAP
     161         $927,227         $14,000,000         Appraisal       09/26/2006         $4,300,000            25.5%      NAP
     162         $896,023          $1,320,000         Appraisal       09/10/2006                NAP             NAP       NAP
     164         $889,035          $1,700,000         Appraisal       07/20/2006                NAP             NAP       NAP
     165         $918,181         $14,300,000         Appraisal       09/28/2006         $4,200,000            23.8%      NAP
     166         $841,610          $6,600,000         Appraisal       10/05/2006         $5,500,000            18.1%     14.8%
     167         $819,209          $1,250,000         Appraisal       08/01/2006                NAP             NAP       NAP
     168         $703,085          $1,030,000         Appraisal       09/10/2006                NAP             NAP       NAP
     169         $750,383          $4,300,000         Appraisal       02/14/2006         $2,400,000            33.3%      5.6%
     170         $613,066         $12,920,000         Appraisal       08/31/2006         $7,730,000            10.2%      NAP
     171         $521,864            $770,000         Appraisal       10/11/2006                NAP             NAP       NAP
     172         $500,000         $10,350,000         Appraisal       11/01/2006         $4,800,000            10.4%      NAP
     173         $450,000          $4,370,000         Appraisal       11/01/2006         $2,700,000            16.7%      NAP
     174           $8,656          $5,960,000         Appraisal       08/15/2006         $3,370,000            10.1%      NAP

Totals and Weighted Averages:


                                Cooperative Loans
          ----------------------------------------------------------------
Mortgage                                                Sponsor/                                                  Lease
Loan No.  Sponsor Units   Investor Units   Coop Units   Investor Carry        Largest Tenant(13)                  Expiration Date
--------  -------------   --------------   ----------   -------------------   ---------------------------------   ----------------
      27            NAP              NAP          NAP                   NAP   Telecommunications Systems, Inc.          03/31/2008
      31            NAP              NAP          NAP                   NAP   The Trustees of The University of
                                                                                Pennsylvania                            02/28/2027
      39            NAP               39          NAP              $101,244   NAP                                              NAP
      41             27               30          NAP   $197,843 / $197,437   NAP                                              NAP
      47             34              NAP            1              -$16,207   NAP                                              NAP
      48              7              NAP          NAP               $11,757   NAP                                              NAP
      50            NAP              NAP          NAP                   NAP   NAP                                              NAP
      53             63              NAP          NAP                   NAP   NAP                                              NAP
      63            NAP              NAP          NAP                   NAP   Elm Industries                            08/31/2016
      66            NAP              NAP          NAP                   NAP   NAP                                              NAP
      75             61               11          NAP    $90,772 / $219,477   NAP                                              NAP
      76            NAP              NAP          NAP                   NAP   NAP                                              NAP
      81            NAP              NAP          NAP                   NAP   NAP                                              NAP
      83            NAP              NAP          NAP                   NAP   NAP                                              NAP
      90            NAP              NAP          NAP                   NAP   NAP                                              NAP
      96            NAP              NAP          NAP                   NAP   Gorman's Novi, Inc.                       08/31/2021
     102              5              NAP          NAP                $9,825   NAP                                              NAP
     109            NAP              NAP          NAP                   NAP   NAP                                              NAP
     111             19              NAP          NAP               $53,921   NAP                                              NAP
     113            NAP               53          NAP              $217,460   NAP                                              NAP
     118             20              NAP          NAP               $26,627   NAP                                              NAP
     121            NAP              NAP          NAP                   NAP   Food Lion, Inc.                           10/27/2017
     122              7              NAP          NAP               $22,646   NAP                                              NAP
     123            NAP              NAP          NAP                   NAP   NAP                                              NAP
     124             16              NAP          NAP               $90,528   NAP                                              NAP
     125             12              NAP          NAP              -$16,629   NAP                                              NAP
     128            NAP              NAP          NAP                   NAP   NAP                                              NAP
     129             11              NAP          NAP               $56,659   NAP                                              NAP
     131             19              NAP          NAP               $59,033   NAP                                              NAP
     133             14              NAP          NAP              -$12,840   NAP                                              NAP
     135            NAP              NAP          NAP                   NAP   NAP                                              NAP
     136            NAP              NAP          NAP                   NAP   Pressley Ridge                            11/30/2007
     138             30              NAP          NAP               $54,083   NAP                                              NAP
     141            NAP              NAP          NAP                   NAP   CVS 3805 SC, L.L.C.                       01/31/2032
     142            NAP              NAP          NAP                   NAP   NAP                                              NAP
     143            NAP              NAP          NAP                   NAP   Tractor Supply Company                    11/30/2019
     144            NAP              NAP          NAP                   NAP   NAP                                              NAP
     145            NAP              NAP          NAP                   NAP   NAP                                              NAP
     148            NAP              NAP          NAP                   NAP   Wachovia Bank                             08/31/2026
     150            NAP              NAP          NAP                   NAP   Legal Aid Justice Center                  10/31/2012
     153            NAP              NAP          NAP                   NAP   Revco Discount Drug Centers, Inc.         08/31/2017
     154            NAP              NAP          NAP                   NAP   NAP                                              NAP
     155            NAP              NAP          NAP                   NAP   NAP                                              NAP
     156            NAP              NAP          NAP                   NAP   NAP                                              NAP
     157              7              NAP          NAP                $5,737   NAP                                              NAP
     159            NAP              NAP          NAP                   NAP   Gorman's Troy, Inc.                       08/31/2021
     160            NAP              NAP          NAP                   NAP   Topline Inc.                              10/31/2018
     161            NAP              NAP          NAP                   NAP   NAP                                              NAP
     162            NAP              NAP          NAP                   NAP   1-Chester, Inc.                           10/31/2011
     164            NAP              NAP          NAP                   NAP   Adeler, Inc.                              11/01/2018
     165            NAP              NAP          NAP                   NAP   NAP                                              NAP
     166              8              NAP          NAP                $9,770   NAP                                              NAP
     167            NAP              NAP          NAP                   NAP   The United States of America              08/31/2016
     168            NAP              NAP          NAP                   NAP   Richmond Toyz                             12/31/2011
     169              2              NAP          NAP                   -$7   NAP                                              NAP
     170            NAP              NAP          NAP                   NAP   NAP                                              NAP
     171            NAP              NAP          NAP                   NAP   Bayou Rental Office                       10/31/2011
     172            NAP              NAP          NAP                   NAP   NAP                                              NAP
     173            NAP              NAP          NAP                   NAP   NAP                                              NAP
     174            NAP              NAP          NAP                   NAP   NAP                                              NAP

Totals and Weighted Averages:



Mortgage                                                      Lease
Loan No.  % NSF   Second Largest Tenant                       Expiration Date   % NSF    Third Largest Tenant
--------  -----   -----------------------------------------   ---------------   ------   ----------------------------------
      27   30.1%  Towne Part, LTD                             06/30/2010              13.4%  American Home Mortgage
      31  100.0%  NAP                                         NAP                      NAP   NAP
      39    NAP   NAP                                         NAP                      NAP   NAP
      41    NAP   NAP                                         NAP                      NAP   NAP
      47    NAP   NAP                                         NAP                      NAP   NAP
      48    NAP   NAP                                         NAP                      NAP   NAP
      50    NAP   NAP                                         NAP                      NAP   NAP
      53    NAP   NAP                                         NAP                      NAP   NAP
      63   17.8%  Lil River Grill                             05/14/2010              11.9%  Scotland Yard
      66    NAP   NAP                                         NAP                      NAP   NAP
      75    NAP   NAP                                         NAP                      NAP   NAP
      76    NAP   NAP                                         NAP                      NAP   NAP
      81    NAP   NAP                                         NAP                      NAP   NAP
      83    NAP   NAP                                         NAP                      NAP   NAP
      90    NAP   NAP                                         NAP                      NAP   NAP
      96   95.0%  Dr. Diane Galper and Associates, O.D.P.C.   12/31/2008               5.0%  NAP
     102    NAP   NAP                                         NAP                      NAP   NAP
     109    NAP   NAP                                         NAP                      NAP   NAP
     111    NAP   NAP                                         NAP                      NAP   NAP
     113    NAP   NAP                                         NAP                      NAP   NAP
     118    NAP   NAP                                         NAP                      NAP   NAP
     121   70.3%  Family Dollar Store of Maryland, Inc.       12/31/2007              16.0%  Tony Testa Corp.
     122    NAP   NAP                                         NAP                      NAP   NAP
     123    NAP   NAP                                         NAP                      NAP   NAP
     124    NAP   NAP                                         NAP                      NAP   NAP
     125    NAP   NAP                                         NAP                      NAP   NAP
     128    NAP   NAP                                         NAP                      NAP   NAP
     129    NAP   NAP                                         NAP                      NAP   NAP
     131    NAP   NAP                                         NAP                      NAP   NAP
     133    NAP   NAP                                         NAP                      NAP   NAP
     135    NAP   NAP                                         NAP                      NAP   NAP
     136   14.2%  Markesberg & Richardson Co., LPA            07/31/2010              13.2%  Neighborhood Reinvestment Corp.
     138    NAP   NAP                                         NAP                      NAP   NAP
     141  100.0%  NAP                                         NAP                      NAP   NAP
     142    NAP   NAP                                         NAP                      NAP   NAP
     143  100.0%  NAP                                         NAP                      NAP   NAP
     144    NAP   NAP                                         NAP                      NAP   NAP
     145    NAP   NAP                                         NAP                      NAP   NAP
     148  100.0%  NAP                                         NAP                      NAP   NAP
     150   40.6%  NAP                                         NAP                      NAP   NAP
     153  100.0%  NAP                                         NAP                      NAP   NAP
     154    NAP   NAP                                         NAP                      NAP   NAP
     155    NAP   NAP                                         NAP                      NAP   NAP
     156    NAP   NAP                                         NAP                      NAP   NAP
     157    NAP   NAP                                         NAP                      NAP   NAP
     159  100.0%  NAP                                         NAP                      NAP   NAP
     160   39.4%  Advertising Promotions and Designs          09/30/2009              18.5%  Becky's B & L Inc.
     161    NAP   NAP                                         NAP                      NAP   NAP
     162   18.4%  Brett's Comic Pile and Velocity Comics      05/31/2011              14.1%  NAP
     164   28.6%  New Paradigm Capital Management, Inc        08/01/2009              25.7%  Capital Realty Services
     165    NAP   NAP                                         NAP                      NAP   NAP
     166    NAP   NAP                                         NAP                      NAP   NAP
     167  100.0%  NAP                                         NAP                      NAP   NAP
     168   23.7%  NAP                                         NAP                      NAP   NAP
     169    NAP   NAP                                         NAP                      NAP   NAP
     170    NAP   NAP                                         NAP                      NAP   NAP
     171   18.2%  Bayou Properties Office                     10/31/2011              11.1%  NAP
     172    NAP   NAP                                         NAP                      NAP   NAP
     173    NAP   NAP                                         NAP                      NAP   NAP
     174    NAP   NAP                                         NAP                      NAP   NAP

Totals and Weighted Averages:





Mortgage  Lease Expir-           Insurance         Tax Escrow     Capital Expenditure   TI/LC Escrow   Other Escrow
Loan No.  a tion Date    % NSF   Escrow in Place   in Place(14)   Escrow in Place(15)   in Place(16)   Description(17)
--------  ------------   -----   ---------------   ------------   -------------------   ------------   --------------------------
      27  01/14/2010     4.6%    Yes               Yes            Yes                   Yes            NAP
      31  NAP            NAP     No                No             No                    No             Collateral Security Agreement
      39  NAP            NAP     No                No             No                    No             NAP
      41  NAP            NAP     No                No             No                    No             NAP
      47  NAP            NAP     No                Yes            No                    No             NAP
      48  NAP            NAP     No                No             No                    No             NAP
      50  NAP            NAP     Yes               Yes            No                    No             Collateral Security
                                                                                                        Agreement; Operating
                                                                                                        Reserve; Debt Service
                                                                                                        Reserve
      53  NAP            NAP     No                No             No                    No             NAP
      63  04/30/2007     7.2%    Yes               Yes            Yes                   Yes            Earnout Holdback
      66  NAP            NAP     Yes               Yes            No                    No             Collateral Security Agreement
      75  NAP            NAP     No                No             No                    No             NAP
      76  NAP            NAP     No                No             No                    No             NAP
      81  NAP            NAP     Yes               Yes            No                    No             Collateral Security Agreement
      83  NAP            NAP     Yes               No             No                    No             Collateral Security Agreement
      90  NAP            NAP     No                No             No                    No             NAP
      96  NAP            NAP     Yes               Yes            Yes                   No             NAP
     102  NAP            NAP     No                No             No                    No             NAP
     109  NAP            NAP     Yes               Yes            No                    No             NAP
     111  NAP            NAP     No                Yes            No                    No             NAP
     113  NAP            NAP     No                No             No                    No             NAP
     118  NAP            NAP     No                Yes            No                    No             NAP
     121  10/31/2009     4.4%    Yes               No             No                    No             NAP
     122  NAP            NAP     No                Yes            No                    No             NAP
     123  NAP            NAP     No                No             No                    No             Collateral Security Agreement
     124  NAP            NAP     No                No             No                    No             NAP
     125  NAP            NAP     No                No             No                    No             NAP
     128  NAP            NAP     No                No             No                    No             NAP
     129  NAP            NAP     No                No             No                    No             NAP
     131  NAP            NAP     No                Yes            No                    No             NAP
     133  NAP            NAP     No                No             No                    No             NAP
     135  NAP            NAP     Yes               Yes            Yes                   No             NAP
     136  05/31/2011     11.7%   Yes               Yes            Yes                   Yes            NAP
     138  NAP            NAP     No                No             No                    No             NAP
     141  NAP            NAP     No                No             No                    No             NAP
     142  NAP            NAP     Yes               Yes            Yes                   No             NAP
     143  NAP            NAP     No                No             No                    No             NAP
     144  NAP            NAP     No                No             No                    No             NAP
     145  NAP            NAP     No                No             No                    No             NAP
     148  NAP            NAP     No                No             No                    No             One month rent holdback
     150  NAP            NAP     Yes               Yes            Yes                   Yes            NAP
     153  NAP            NAP     Yes               Yes            Yes                   Yes            NAP
     154  NAP            NAP     Yes               Yes            Yes                   No             NAP
     155  NAP            NAP     No                No             Yes                   No             NAP
     156  NAP            NAP     No                No             No                    No             NAP
     157  NAP            NAP     No                Yes            No                    No             NAP
     159  NAP            NAP     Yes               Yes            Yes                   No             NAP
     160  10/31/2009     18.5%   Yes               Yes            Yes                   Yes            NAP
     161  NAP            NAP     No                No             No                    No             NAP
     162  NAP            NAP     Yes               Yes            Yes                   Yes            Earnout Reserve
     164  10/31/2011     23.8%   No                Yes            No                    No             NAP
     165  NAP            NAP     No                No             No                    No             NAP
     166  NAP            NAP     No                No             No                    No             NAP
     167  NAP            NAP     Yes               Yes            Yes                   Yes            NAP
     168  NAP            NAP     Yes               Yes            Yes                   Yes            NAP
     169  NAP            NAP     No                Yes            No                    No             NAP
     170  NAP            NAP     No                No             No                    No             NAP
     171  NAP            NAP     Yes               Yes            Yes                   No             NAP
     172  NAP            NAP     No                No             No                    No             NAP
     173  NAP            NAP     No                No             No                    No             NAP
     174  NAP            NAP     No                No             No                    No             NAP

Totals and Weighted Averages:


                                                   Initial Capital          Monthly Capital          Current Capital
Mortgage                                           Expenditure              Expenditure              Expenditure
Loan No.  Springing Escrow Description(18)         Escrow Requirement(19)   Escrow Requirement(20)   Escrow Balance (21)
--------  --------------------------------------   ----------------------   ----------------------   --------------------
      27  NAP                                                          $0                     $601                     $0
      31  RE Tax, Insurance, Cap Ex, TI/LC                             $0                       $0                     $0
      39  RE Tax, Insurance                                            $0                       $0                     $0
      41  RE Tax, Insurance                                            $0                       $0                     $0
      47  Insurance                                                    $0                       $0                     $0
      48  RE Tax, Insurance                                            $0                       $0                     $0
      50  NAP                                                          $0                       $0                     $0
      53  RE Tax, Insurance                                            $0                       $0                     $0
      63  NAP                                                          $0                     $734                     $0
      66  NAP                                                          $0                       $0                     $0
      75  RE Tax, Insurance                                            $0                       $0                     $0
      76  RE Tax, Insurance                                            $0                       $0                     $0
      81  NAP                                                          $0                       $0                     $0
      83  RE Tax                                                       $0                       $0                     $0
      90  RE Tax, Insurance                                            $0                       $0                     $0
      96  TI/LC                                                        $0                     $833                   $833
     102  RE Tax                                                       $0                       $0                     $0
     109  NAP                                                          $0                       $0                     $0
     111  Insurance                                                    $0                       $0                     $0
     113  RE Tax, Insurance                                            $0                       $0                     $0
     118  Insurance                                                    $0                       $0                     $0
     121  NAP                                                          $0                       $0                     $0
     122  Insurance                                                    $0                       $0                     $0
     123  RE Tax, Insurance                                            $0                       $0                     $0
     124  RE Tax, Insurance                                            $0                       $0                     $0
     125  RE Tax, Insurance                                            $0                       $0                     $0
     128  RE Tax, Insurance                                            $0                       $0                     $0
     129  RE Tax, Insurance                                            $0                       $0                     $0
     131  Insurance                                                    $0                       $0                     $0
     133  RE Tax, Insurance                                            $0                       $0                     $0
     135  NAP                                                          $0                   $2,099                 $6,306
     136  NAP                                                          $0                     $615                     $0
     138  RE Tax, Insurance                                            $0                       $0                     $0
     141  RE Tax, Insurance                                            $0                       $0                     $0
     142  NAP                                                          $0                   $1,420                 $8,559
     143  RE Tax, Insurance, Cap Ex, TI/LC                             $0                       $0                     $0
     144  RE Tax, Insurance                                            $0                       $0                     $0
     145  RE Tax, Insurance                                            $0                       $0                     $0
     148  RE Tax, Insurance                                            $0                       $0                     $0
     150  NAP                                                          $0                     $167                   $334
     153  TI/LC                                                        $0                      $89                   $448
     154  NAP                                                          $0                   $1,609                 $4,836
     155  NAP                                                          $0                     $479                     $0
     156  RE Tax, Insurance                                            $0                       $0                     $0
     157  Insurance                                                    $0                       $0                     $0
     159  TI/LC                                                        $0                     $307                   $307
     160  NAP                                                          $0                     $130                   $130
     161  RE Tax, Insurance                                            $0                       $0                     $0
     162  NAP                                                          $0                     $100                     $0
     164  NAP                                                          $0                       $0                     $0
     165  RE Tax, Insurance                                            $0                       $0                     $0
     166  RE Tax, Insurance                                            $0                       $0                     $0
     167  NAP                                                          $0                      $43                   $172
     168  NAP                                                          $0                     $183                     $0
     169  Insurance                                                    $0                       $0                     $0
     170  RE Tax, Insurance                                            $0                       $0                     $0
     171  NAP                                                          $0                     $155                     $0
     172  RE Tax, Insurance                                            $0                       $0                     $0
     173  RE Tax, Insurance                                            $0                       $0                     $0
     174  RE Tax, Insurance                                            $0                       $0                     $0

Totals and Weighted Averages:



Mortgage  Initial TI/LC Escrow   Monthly TI/LC            Current TI/LC        Environmental   Interest
Loan No.  Requirement (22)       Escrow Requirement(23)   Escrow Balance(24)   Insurance       Accrual Method   Seasoning(25)
--------  -------------------   ----------------------   ------------------   -------------   --------------   -------------
      27             $275,000                   $3,905             $275,000   No              Actual/360                   0
      31                   $0                       $0                   $0   No              Actual/360                   4
      39                   $0                       $0                   $0   No              Actual/360                   4
      41                   $0                       $0                   $0   No              Actual/360                   4
      47                   $0                       $0                   $0   No              Actual/360                   2
      48                   $0                       $0                   $0   No              Actual/360                   4
      50                   $0                       $0                   $0   No              Actual/360                   2
      53                   $0                       $0                   $0   No              Actual/360                   2
      63             $100,000                   $2,158             $100,021   No              Actual/360                   2
      66                   $0                       $0                   $0   No              Actual/360                   2
      75                   $0                       $0                   $0   No              Actual/360                   3
      76                   $0                       $0                   $0   No              Actual/360                   3
      81                   $0                       $0                   $0   No              Actual/360                   2
      83                   $0                       $0                   $0   No              Actual/360                   3
      90                   $0                       $0                   $0   No              Actual/360                   3
      96                   $0                       $0                   $0   No              Actual/360                   3
     102                   $0                       $0                   $0   No              Actual/360                   2
     109                   $0                       $0                   $0   No              30/360                       4
     111                   $0                       $0                   $0   No              Actual/360                   4
     113                   $0                       $0                   $0   No              Actual/360                   4
     118                   $0                       $0                   $0   No              Actual/360                   4
     121                   $0                       $0                   $0   No              Actual/360                   2
     122                   $0                       $0                   $0   No              Actual/360                   4
     123                   $0                       $0                   $0   No              Actual/360                   2
     124                   $0                       $0                   $0   No              Actual/360                   2
     125                   $0                       $0                   $0   No              Actual/360                   2
     128                   $0                       $0                   $0   No              Actual/360                   3
     129                   $0                       $0                   $0   No              Actual/360                   3
     131                   $0                       $0                   $0   No              Actual/360                   3
     133                   $0                       $0                   $0   No              Actual/360                   4
     135                   $0                       $0                   $0   No              Actual/360                   4
     136                   $0                   $2,048                   $0   No              Actual/360                   1
     138                   $0                       $0                   $0   No              Actual/360                   3
     141                   $0                       $0                   $0   No              Actual/360                   1
     142                   $0                       $0                   $0   No              Actual/360                   7
     143                   $0                       $0                   $0   Yes             Actual/360                   4
     144                   $0                       $0                   $0   No              Actual/360                   4
     145                   $0                       $0                   $0   No              Actual/360                   2
     148                   $0                       $0                   $0   No              Actual/360                   4
     150                   $0                     $303                 $606   No              Actual/360                   3
     153                   $0                     $182                 $912   No              Actual/360                   7
     154                   $0                       $0                   $0   No              Actual/360                   4
     155                   $0                       $0                   $0   No              Actual/360                   2
     156                   $0                       $0                   $0   No              Actual/360                   4
     157                   $0                       $0                   $0   No              Actual/360                   1
     159                   $0                       $0                   $0   No              Actual/360                   3
     160              $28,000                       $0              $28,106   No              Actual/360                   3
     161                   $0                       $0                   $0   No              Actual/360                   4
     162                   $0                     $237                   $0   No              Actual/360                   2
     164                   $0                       $0                   $0   No              Actual/360                   4
     165                   $0                       $0                   $0   No              Actual/360                   2
     166                   $0                       $0                   $0   No              Actual/360                   3
     167                   $0                     $428               $5,166   No              Actual/360                   5
     168                   $0                     $137                   $0   No              Actual/360                   1
     169                   $0                       $0                   $0   No              Actual/360                   3
     170                   $0                       $0                   $0   No              Actual/360                   4
     171                   $0                       $0                   $0   No              Actual/360                   2
     172                   $0                       $0                   $0   No              Actual/360                   2
     173                   $0                       $0                   $0   No              Actual/360                   2
     174                   $0                       $0                   $0   No              Actual/360                   3

Totals and Weighted Averages:



                                  Prepayment Code(25)
          ---------------------------------------------------------------------
Mortgage                                                                          Administrative  Mortgage
Loan No.  LO   DEF   DEF/YM1   YM3   YM1   3%   2%   1%   Open   YM Formula(27)   Cost Rate (28)  Loan No.
--------  --   ---   -------   ---   ---   -    -    -    ----   --------------   -------------   --------
      27  24    92                                        4                            8.085         27
      31  28    93                                        4                            8.085         31
      39  28    88                                        4                            8.085         39
      41  102                                  14         4                            8.085         41
      47  84                          32                  4   H                        8.085         47
      48  84                          32                  4   H                        8.085         48
      50  102                                  14         4                            8.085         50
      53  84                          32                  4   H                        8.085         53
      63  26    90                                        4                            8.085         63
      66  144                              12  12  8      4                            8.085         66
      75  84                          32                  4   H                        8.085         75
      76  84                          32                  4   H                        8.085         76
      81  102                                  14         4                            8.085         81
      83  144                              12  12  8      4                            8.085         83
      90  84                          32                  4   H                        8.085         90
      96  48                          68                  4   H                        8.085         96
     102  26    90                                        4                            8.085        102
     109  28    88                                        4                            8.085        109
     111  180                         56                  4   H                        8.085        111
     113  84                          32                  4   H                        8.085        113
     118  102                                  14         4                            8.085        118
     121  48                          68                  4   H                        8.085        121
     122  102                                  14         4                            8.085        122
     123  84                          32                  4   H                        8.085        123
     124  84                          32                  4   H                        8.085        124
     125  48                          68                  4   H                        8.085        125
     128  84                          32                  4   H                        8.085        128
     129  102                                  14         4                            8.085        129
     131  102                                  14         4                            8.085        131
     133  28   208                                        4                            8.085        133
     135  40                          76                  4   H                        8.085        135
     136  25    91                                        4                            8.085        136
     138  84                          32                  4   H                        8.085        138
     141  25    91                                        4                            8.085        141
     142  43                          73                  4   H                        8.085        142
     143  28    88                                        4                            8.085        143
     144  48                          68                  4   H                        8.085        144
     145  96                          80                  4   H                        8.085        145
     148  28    88                                        4                            8.085        148
     150  27    89                                        4                            8.085        150
     153  31    85                                        4                            8.085        153
     154  40                          76                  4   H                        8.085        154
     155  26    90                                        4                            8.085        155
     156  84                          32                  4   H                        8.085        156
     157  102                                  14         4                            8.085        157
     159  48                          68                  4   H                        8.085        159
     160  27    89                                        4                            8.085        160
     161  48                          68                  4   H                        8.085        161
     162  26    90                                        4                            8.085        162
     164  28    88                                        4                            8.085        164
     165  102                                  14         4                            8.085        165
     166  84                          32                  4   H                        8.085        166
     167  46                          70                  4   H                        8.085        167
     168  25    91                                        4                            8.085        168
     169  102                                  14         4                            8.085        169
     170  48                          68                  4   H                        8.085        170
     171  26    90                                        4                            8.085        171
     172  48                          68                  4   H                        8.085        172
     173  48                          68                  4   H                        8.085        173
     174  120                         56                  4   H                        8.085        174

Totals and Weighted Averages:


                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

      (1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

      (2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. Upon the consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or to the Trustee.

      (3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

      (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      (5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

      (6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since March 22, 2007.

      (7) Condition of Property; Condemnation. With respect to (i) the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

      (8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to a public road.

      (9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

      (10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

      (11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

      (12) Environmental Conditions.

            (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment after the first day of the month that is 18 months prior to the Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials (ASTM) Standard Practice E 1527-00.

            (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment meeting ASTM Standards after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

      "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act as amended (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

      (13) Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

      (14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year lookback with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

      (15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

      (16) Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

      (17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

            (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

            (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

            (d) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

            (e) Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

            (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

            (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either
      (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

            (j) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding; and

            (k) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if
      (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

      (18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

      (19) LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

      (20) Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

      (21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

      (22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

      (23) Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

      (24) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other Mortgage Loan.

      (25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

      (26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

      (27) No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

      (28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

      (29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

      (30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a Permitted Encumbrance) junior to the lien of the related Mortgage.

      (31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

      (32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

      (33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

      (34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

      (35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

      (36) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

      (37) REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

      (38) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans of the Seller.

      (39) [Reserved]

      (40) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in, and operation of, such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

      (41) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and (ii) the approval of an assumption of such Mortgage Loan.

      (42) Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

      (43) Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

      (44) Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-Off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not, as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

      (45) Operating Statements and Rent Rolls. In the case of each Mortgage Loan other than Mortgage Loans secured by residential cooperative properties, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein. With respect to Mortgage Loans secured by residential cooperative properties, the related Mortgage Loan Documents require the related Mortgagor to deliver annual financial statements to the holder of such Mortgage Loan.

      (46) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

                                   SCHEDULE A

        EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL
                      MORTGAGE LOANS (2007-IQ13) (NCB, FSB)

Representation 14 - Parkview Manor-Lockland, Inc. The Parkview Manor-Lockland, Inc. Mortgage Loan has a seismic report which indicates a PML of 25%.

Representation 17(d) - Bay Terrace Cooperative Section X, Inc.; 824-826 West Broad Street. The Ground Lease with respect to the Bay Terrace Cooperative
Section X, Inc. and 824-826 West Broad Street Mortgage Loans do not specifically provide that amendments to such Ground Leases will not be binding on a leasehold mortgagee unless the leasehold mortgagee has consented thereto. However, those Ground Leases do require the consent of the leasehold mortgagee as a condition to any ground lease modification or amendment. The Ground Leases require the lessor to enter into a new ground lease with the holder of the Mortgage on terms that do not materially vary from the economic terms of the Ground Leases in the event such Ground Leases are terminated by reason of a default thereunder, but do not specifically require the lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

Representation 17(j) - Bay Terrace Cooperative Section X, Inc.; 824-826 West Broad Street. The Ground Leases with respect to the Bay Terrace Cooperative
Section X, Inc. and 824-826 West Broad Street Mortgage Loans require the lessor to enter into a new ground lease with the holder of the Mortgage on terms that do not materially vary from the economic terms of the Ground Lease in the event such Ground Lease is terminated by reason of a default thereunder, but do not specifically require the lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

Representation 30. The borrowers under the Mortgage Loans listed on Schedule B hereto are permitted to incur and/or have incurred additional subordinate financing secured by the related property. The amount of current existing subordinate indebtedness is more particularly set forth in the mortgage loan schedule under the heading "Current Additional Financing In Place." The amount of permitted future subordinate indebtedness is more particularly set forth in the mortgage loan schedule under the heading "Financing Permitted In Future." In connection with any such future subordinate financing, the lender shall enter into a subordination agreement.

Representation 35. All of the Mortgage Loans secured by residential cooperatives permit, without the prior written consent of the holder of the related Mortgage, transfers of stock of the related Mortgagor in connection with the assignment of a proprietary lease for an apartment unit by a tenant shareholder of the related Mortgagor to other persons who by virtue of such transfers become tenant-shareholders in the related Mortgagor.

Representation 36. All of the Mortgage Loans secured by residential cooperatives are fully recourse to the related Mortgagors, which Mortgagors are not natural persons.

Representation 36 - Columbia Bedford Tractor Supply. The loan is not recourse to a natural person. However, the borrower, which is not a natural person, is obligated on the recourse carveout obligations pursuant to the terms of the promissory note. There is a separate recourse guaranty executed by PENDLETON II L.L.C., an affiliate of borrower and not a natural person.

                                   Schedule A
                                   ----------

Representation 7 - Knollwood Manor, Inc.; Manor Towers Owners Corp.; 320 West 87th Street. The engineering report for the Knollwood Manor, Inc. Mortgage Loan is dated August 11, 2005. The engineering report for the Manor Towers Owners Corp. Mortgage Loan is dated August 18, 2005. 320 West 87th Street is dated March 11, 2005.

Representation 12 - Knollwood Manor, Inc.; Manor Towers Owners Corp. The environmental site assessment for the Knollwood Manor, Inc. Mortgage Loan is dated August 11, 2005. The environmental site assessment for the Manor Towers Owners Corp. Mortgage Loan is dated August 18, 2005.

Representation 25 - Post Office Partners. The Post Office Partners Mortgage Loan permits the release of one or more parcels from the lien of the related Mortgage upon a partial defeasance in an amount equal to 125% of an allocated partial defeasance release amount as more particularly set forth in the Mortgage Loan documents.

Loans as to which the borrower is permitted to incur and/or has incurred additional subordinate financing secured by the related property.

1122 Yonkers Avenue Ltd.

14 East 68th Street Cooperative

175-20 Wexford Terrace Owners

2736 Independence Ave. Owners

2750 Johnson Owners

310/312 East 23rd Apartment Corp.

320 West 87th Street, Inc.

3231-5-9 Barker Owners

41 West 16th Street, Inc.

590 West End Owners Corp.

601 West End Tenants Corp.

88-30 182nd Street Realty Corp.

957 Lexington Avenue Corporation

Allofus Tenants Inc.

Bay Terrace Cooperative Section X

Briar Hill Owners Corp.

Bywater Mutual Homes, Inc. I & II

Gramatan Court Apartments

Greenwich 33 Apartment Corp.

High Meadow Cooperative No. 1

Inwood Owners, Inc.

Knollwood Manor, Inc.

Laurelton Gardens Corp.

Mainstay Cooperative Section One

Manor Towers Owners

Morton-Barrow Owners

Patricia Gardens Owners

Prince Tower Tenants Corp.

Southgate Apartments.

The Curtis Residence

Thornton Place Owners

Westbrook Tenants Corporation

Cajun Properties

Great Falls Village Center

Lawrenceville Town Center

Parish Property

                                   SCHEDULE B

                           LIST OF MORTGAGORS THAT ARE
                  THIRD-PARTY BENEFICIARIES UNDER SECTION 5(b)

                                      NONE

                                     ANNEX A

Loans as to which the borrower is permitted to incur and/or has incurred additional subordinate financing secured by the related property.

                                    EXHIBIT 3

                                 PURCHASE PRICE

                  Purchase Price                            $203,374,022
                  Accrued Interest                              $912,284
                                                            ----------------
                  Total                                     $204,286,306

                                    EXHIBIT 4

                                  BILL OF SALE

            1. Parties. The parties to this Bill of Sale are the following:

               Seller:          NCB, FSB
               Purchaser:       Morgan Stanley Capital I Inc.

            2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of March 1, 2007 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

            (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

            (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

            3. Purchase Price. The amount and other consideration set forth on
Exhibit 3 to the Mortgage Loan Purchase Agreement.

            4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this 29th day of March, 2007.

SELLER:                             NCB, FSB


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:


PURCHASER:                          MORGAN STANLEY CAPITAL I INC.


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    EXHIBIT 5

                        FORM OF LIMITED POWER OF ATTORNEY

THIS DOCUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:

NCB, FSB
1725 Eye Street, N.W.
Washington, D.C. 20006
Attention:  Kathleen Luzik, Real Estate Master Servicing
            Morgan Stanley Capital I Inc., Commercial Mortgage
            Pass-Through Certificates, Series 2007-IQ13

National Consumer Cooperative Bank
1725 Eye Street, N.W.
Washington, D.C. 20006
Attention:  Kathleen Luzik, Real Estate Special Servicing
            Morgan Stanley Capital I Inc., Commercial Mortgage
            Pass-Through Certificates, Series 2007-IQ13

LNR Partners, Inc.
1601 Washington Avenue, Suite 700
Miami Beach, Florida  33139
Attention: Randy Wolpert and Thomas F. Nealon III, Esq.

[           ]
 -----------
[           ]
 -----------
[           ]
 -----------
Attention:  [         ]
             ---------

                            LIMITED POWER OF ATTORNEY

            Know all persons by these presents; that the undersigned in its capacity as Seller, having an address of 1725 Eye Street. N.W., Washington, D.C. 20006, Attention: Kathleen Luzik (the "Seller"), being duly empowered and authorized to do so, does hereby make, constitute and appoint NCB, FSB, in its capacity as NCB Master Servicer pursuant to the Pooling and Servicing Agreement, having an address of 1725 Eye Street, N.W., Washington, D.C. 20006, Attention:
Kathleen Luzik, Real Estate Master Servicing-Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13 (the "NCB Master Servicer"), LNR Partners, Inc., having an address of 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139, Attention: Randy Wolpert and Thomas F. Nealon III, Esq. (the "General Special Servicer"), National Consumer Cooperative Bank, having an address of 1725 Eye Street, N.W., Washington, D.C. 20006,
Attention: Kathleen Luzik, Real Estate Special Servicing-Morgan Stanley Capital I Inc., Commercial Mortgage Pass Through Certificates, Series 2007-IQ13 (the "Co-op Special Servicer") and [_________], having an address of [__________],
Attention: [_________](the "Trustee") as the true and lawful attorneys-in-fact for the undersigned, in its name, place and stead, and for its use and benefit:

            1. To empower the Trustee, the NCB Master Servicer and, in the event of the failure or incapacity of the Trustee and the NCB Master Servicer, the applicable Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as Depositor, [____________], as General Master Servicer, the General Special Servicer, NCB, FSB, as NCB Master Servicer, National Consumer Cooperative Bank, as Co-op Special Servicer, and the Trustee, as Trustee, Paying Agent and Certificate Registrar with respect to the Trust and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage File (so long as original counterparts have previously been delivered to the Trustee).

            2. This power of attorney shall be limited to the above-mentioned exercise of power.

            3. This instrument is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not intended to be construed as, a general power of attorney.

            4. The rights, power of authority of said attorney herein granted shall commence and be in full force and effect on the date hereof and such rights, powers and authority shall remain in full force and effect until the termination of the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this [__] day of March, 2007.

Witnessed by:                                      NCB, FSB

                                                   By:
----------------------------------------              --------------------------
Print Name:                                        Name:
                                                   Title:


STATE OF                       )
        -----------------------

COUNTY OF                      )
         ----------------------

On __________________________, before me, a Notary Public in and for said county, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person acted and executed the instrument. Witness my hand and official seal.

--------------------------------------
Commission Expires:

                                    EXHIBIT 6

                           FORM OF OPINION OF COUNSEL

                                                               Tel: 212-541-2000
                                                               Fax: 212-541-4630


March [__], 2008

To the Parties Listed on Schedule A

Re:      NCB, FSB

Ladies and Gentlemen:

      We have acted as special counsel to NCB, FSB ("NCB"), a federal savings bank chartered by the Office of Thrift Supervision, U.S. Department of the Treasury (the "OTS"), in connection with the following documents, which provide for the proposed sale of certain mortgage loans and NCB's agreement to service and administer certain mortgage loans and other assets: (i) Mortgage Loan Purchase Agreement dated as of March 1, 2007, between NCB, as seller, and Morgan Stanley Capital I Inc. ("MSCI"), as purchaser (the "Mortgage Loan Purchase Agreement"); (ii) Pooling and Servicing Agreement dated as of March 1, 2007, among MSCI, as Depositor, [______], as General Master Servicer, NCB, FSB as NCB Master Servicer, National Consumer Cooperative Bank, as Co-op Special Servicer, LNR Partners, Inc., as General Special Servicer and [_______], as Trustee, Paying Agent and Certificate Registrar (the "Pooling and Servicing Agreement"; and together with the Mortgage Loan Purchase Agreement, the "Principal Agreements"); and (iii) Mortgage Loan Seller Indemnification Agreement dated as of March [__], 2007 between NCB, Morgan Stanley & Co. Incorporated, [________________] (the "Indemnification Agreement"; and together with the Principal Agreements, the "Transaction Documents"). Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Principal Agreements.

      In rendering the opinions expressed below, we have examined copies of the Transaction Documents, agreements executed in connection therewith or pursuant thereto and originals or conformed copies of such corporate records, agreements and instruments of NCB, certificates of public officials and officers of NCB, and such other documents and records, and such matters of law, as we have deemed appropriate as a basis for the opinions hereinafter expressed. In our examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon statements of governmental officials and upon representations made in or pursuant to the Transaction Documents and certificates and statements of appropriate representatives of NCB including, without limitation, the certificate dated as of the date hereof issued by the Secretary of NCB (the "NCB Certificate"), and with respect to good standing and related matters, we have relied solely upon a certificate of the OTS issued on March 1, 2007 (the "OTS Certificate") and the NCB Certificate.

      In rendering the opinions expressed below, we have assumed that, other than with respect to NCB, all of the documents referred to in this opinion have been duly authorized by, have been duly executed and delivered by, and constitute the legal, valid, binding and enforceable obligations of, all of the parties to such documents, that all of the signatories to such documents have been duly authorized and that all such parties are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

      Based upon and subject to the foregoing and subject also to the comments, assumptions and qualifications set forth below, we are of the opinion that:

            1. Based solely upon the OTS Certificate, NCB is a federal savings bank duly chartered by the OTS validly existing and in good standing under the laws of the United States of America.

            2. NCB has all necessary corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. The execution, delivery and performance of the Transaction Documents by NCB and the consummation by NCB of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of NCB, and the Transaction Documents have been validly executed and delivered by NCB. The Principal Agreements constitute the valid and binding obligation of NCB, enforceable against it in accordance with their respective terms.

            3. No consent, approval, authorization of, or declaration, filing or registration with, any governmental authority in connection with or as a condition to the execution or delivery by NCB of the Transaction Documents or the consummation by NCB of the transactions contemplated thereby is required to be obtained by NCB, except for such consents, approvals, authorizations, declarations, filings or registrations that have been obtained, and except such filings as may be necessary to transfer the Loans to the Purchaser pursuant to the terms of the Mortgage Loan Purchase Agreement or to fulfill its obligations as NCB Master Servicer under the Pooling and Servicing Agreement.

            4. To our knowledge, there are no actions, suits, proceedings or investigations pending or threatened against or affecting NCB which, if adversely determined, individually or collectively, would materially adversely affect NCB's ability to perform its obligations under the Transaction Documents or the validity or enforceability of the Transaction Documents.

            5. The execution, delivery and performance by NCB of the Transaction Documents, and compliance by it therewith, do not and will not conflict with, constitute a default under or violate (i) any provision of the charter or by-laws of NCB, (ii) any provision of any material law, rule or regulation applicable to NCB, (iii) any judgment, order, writ, injunction or decree known to us of any court or governmental authority or regulatory body that names NCB or is specifically directed to NCB, or (iv) to our knowledge, any indenture, agreement or other instrument known to us to which NCB is a party or by which it is bound.

            In addition to the limitations set forth above, the opinions set forth herein are further limited by, subject to and based upon the following:

            (a) Wherever this opinion letter refers to matters "known to us," or "to our knowledge," or words of similar import, such reference means that, in the course of our representation of NCB in the transaction contemplated by the Transaction Documents and inquiry of the lawyers within our firm familiar with the transactions contemplated by the Transaction Documents, no information has come to our attention that would give us actual knowledge or actual notice that any such opinions or other matters set forth herein are not accurate. Except as otherwise stated herein, we have undertaken no independent investigation or verification of such matters. All opinions set forth herein are subject to, and may be limited by, future changes in the factual matters set forth herein, and we undertake no duty to advise you of the same.

            (b) Our opinions herein reflect only the application of applicable New York law and the federal laws of the United States. The opinions expressed herein are based upon the law in effect (and published or otherwise generally available) on the date hereof, and we assume no obligation to revise or supplement these opinions should such law be changed by legislative action, judicial decision or otherwise. In rendering our opinions, we have not considered, and hereby disclaim any opinion as to, the application or impact of any laws, cases, decisions, rules or regulations of any other jurisdiction, court or administrative agency.

            (c) The enforceability of the Principal Agreements may be limited by
(i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting or relating to the rights and remedies of creditors generally including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination, (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law), (iii) an implied covenant of good faith and fair dealing and (iv) the qualification that certain other provisions of the Principal Agreements may be unenforceable in whole or in part under the laws (including judicial decisions) of the State of New York or the United States of America, but the inclusion of such provisions does not, in our opinion, affect the validity as against NCB of the Principal Agreements as a whole, and the limitations on the enforceability of such provisions in the Principal Agreements do not, in our opinion, make the remedies and procedures otherwise provided in the Principal Agreements inadequate for enforcing payment of the obligations governed or secured thereby and for the practical realization of the principal rights and benefits afforded thereby.

            (d) Our opinions are further subject to the following:

                     (i) The enforceability of the Principal Agreements against NCB in accordance with their respective terms may be limited by the effect of standards of good faith, fair dealing and reasonableness which may be applied by a court to the exercise of certain rights and remedies.

                     (ii) We assume, for purposes of the opinions concerning validity, binding effect and enforceability, that the parties to the Principal Agreements have acted in good faith and without intent to hinder, delay or defraud creditors.

                     (iii) We express no opinion as to the enforceability of any provisions in the Principal Agreements purporting to restrict access to legal or equitable remedies, to establish evidentiary standards, to waive or modify service of process requirements under applicable laws, or to control the determination of venue for any legal or equitable proceedings that may arise in connection therewith.

            (e) We express no opinion as to:

                     (i) the enforceability of any provision in any of the Principal Agreements purporting or attempting to (A) waive the defenses of forum non conveniens or improper venue or (B) confer subject matter jurisdiction on a court not having independent grounds therefor or (C) modify or waive the requirements for effective service of process for any action that may be brought or (D) waive the right of NCB or any other person to a trial by jury or (E) provide that remedies are cumulative or that decisions by a party are conclusive or (F) modify or waive the rights to notice, legal defenses, statutes of limitations or other benefits that cannot be waived under applicable law, because such provisions are subject to determination by the courts in which litigation may be instituted that such provisions are fair and reasonable and comply with and/or are permitted by applicable constitutional provisions and by applicable laws, regulations and rules of court;

                     (ii) the effect on enforceability of any of the Principal Agreements of any decision of an arbitration tribunal or an arbitrator pursuant to any provision for mandatory or optional arbitration to the extent such decision does not give effect to the terms of such Principal Agreements or to applicable law;

                     (iii) the enforceability of (A) any rights to indemnification provided for in the Principal Agreements which are violative of public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation); (B) any rights of setoff under the Pooling and Service Agreement; or (C) any provisions purporting to provide to any party the right to receive costs and expenses beyond those reasonably incurred by it; or

                     (iv) (A) the existence or sufficiency of any party's (including, without limitation, NCB's) rights in or title to the real or personal property described in and encumbered by the respective Loan Documents relating to the Loans (the "Collateral"); (B) the creation, attachment or perfection of any security interest in any part of the Collateral, or the priority of any security interest in the Collateral against any financing statement, security interest, mortgage, lien or other encumbrance on or covering the Collateral, or the effect of the due recording of, or failure to record, such Loan Documents; (C) compliance or non-compliance by NCB or any other person or entity with federal or state securities laws (including, without limitation, the Securities Act of 1933, the Trust Indenture Act of 1939 and the Investment Company Act of 1940); or (D) the classification and treatment of the Loans and any proceeds therefrom for federal and state income tax purposes.

            This opinion letter is furnished to you solely for your benefit and for the benefit of your successors and assigns, and may not be relied upon by, nor may copies be delivered to, any other person or entity without our prior written consent. Finally, we do not undertake to advise you of any changes in the opinions expressed herein resulting from matters that might hereafter come or be brought to our attention.


                                                  Very truly yours,

                                   SCHEDULE A

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036

LNR Partners, Inc.
1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attention: Randy Wolpert and Thomas F. Nealon III, Esq.

Standard & Poor's Ratings Services,
  a division of The McGraw-Hill Companies, Inc.
55 Water Street
New York, New York 10041

[          ]
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Fitch, Inc.
One State Street Plaza
New York, NY 10004

[                  ]
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[                  ]
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